Exhibit 10.9

Option Award Agreement
DPC Holdings Limited 2026 Equity Incentive Plan

DPC Holdings Limited, a registered private company incorporated in Jersey (the “Company”), grants to the Participant named below (“you”) [an Incentive/a Nonstatutory] Stock Option to purchase the number of Shares set forth below (the “Option”), under this Option Award Agreement (“Agreement”).

Governing Plan:	DPC Holdings Limited 2026 Equity Incentive Plan (the “Plan”)
Defined Terms:	As set forth in the Plan, unless otherwise defined in this Agreement
Participant:	[Name]
[Type of Option:	[Incentive/Nonstatutory] Stock Option
Grant Date:	[Date]
Number of Shares Purchasable:	[___]
Exercise Price per Share:	20%	$[100% of IPO Price] (“Tranche A”)
	20%	$[110% of IPO Price] (“Tranche B”)
	20%	$[121% of IPO Price] (“Tranche C”)
	20%	$[133.1% of IPO Price] (“Tranche D”)
	20%	$[146.4% of IPO Price] (“Tranche E”)
Original Expiration Date:	The earlier of (i) 10 years from the Grant Date or (ii) 90 days after the date of Separation from Service other than upon death, Disability or for Cause (as defined in Annex A).
Vesting Schedule:

The Option will become vested and exercisable according to the schedule below until the Option is 100% vested. The unvested portion of the Option will not be exercisable on or after the Participant’s Separation from Service.

Tranche A: First anniversary of Grant Date

Tranche B: Second anniversary of Grant Date

Tranche C: Third anniversary of Grant Date

Tranche D: Fourth anniversary of Grant Date

Tranche E: Fifth anniversary of Grant Date

*   Any resultant fractional Options will not become exercisable and will instead be subject to the next applicable date.

Exercise after Separation from Service:

Separation from Service for any reason other than Disability, death, or Cause: any unexercisable portion of the Option expires immediately and any exercisable portion remains exercisable for 90 days after your Separation from Service for any reason other than Disability, death, or Cause; provided, however, that any such exercisable portion of the Option shall not be exercisable beyond the Original Expiration Date.

Separation from Service due to Disability or death: any unexercisable portion of the Option expires immediately and any exercisable portion remains exercisable for one year after your Separation from Service due to your Disability or death; provided, however, that in the event of your Separation from Service, in the event of your death during such exercise period, the portion of the Option that remained exercisable at your death will remain exercisable for a period of one year from the date of your death, but in any event, the Options will not be exercisable beyond the Original Expiration Date.

Separation from Service for Cause: the entire Option, including any exercisable and unexercisable portion, expires immediately upon your Separation from Service for Cause.

Notwithstanding anything else in this Agreement, the Option may not be exercised after its expiration as set forth above.

Option Terms

1.	Grant of Option.

(a)	The Option is subject to the terms of the Plan. The terms of the Plan are incorporated into this Agreement by this reference. Notwithstanding anything in this Agreement to the contrary, to the extent the closing of the Company’s initial public offering does not occur within five business days of the pricing date of such initial public offering, the Option shall terminate and this Agreement shall terminate and be void ab initio.

(b)	You must accept the terms of this Agreement within 10 business days after the Agreement is presented to you for review by returning a signed copy of this Agreement to the Company in accordance with such procedures as the Company may establish. You may not exercise any portion of the Option before you have accepted the terms of this Agreement. The Committee may unilaterally cancel and forfeit all or a portion of the Option if you do not timely accept the terms of this Agreement.

(c)	If designated above as an Incentive Stock Option, the Option is intended to qualify as an Incentive Stock Option. To the extent the Option fails to meet the requirements of an Incentive Stock Option or is not designated as an Incentive Stock Option, the Option will be a Nonstatutory Stock Option.

2.	Exercise of Option.

(a)	Right to Exercise. The Option will be exercisable in accordance with the terms provided in the table above, and all the rest of the terms of this Agreement. The Option, to the extent exercisable, may be exercised in whole or in part. No Shares will be issued upon the exercise of the Option unless the issuance and exercise comply with all Applicable Laws. Subject to Applicable Law, for income tax purposes, Shares will be considered transferred to you on the date you properly exercise the Option. Until you have properly exercised the Option and Shares have been delivered, you will not have any rights as a Stockholder for those Shares.

(b)	Method of Exercise and Payment. You may exercise the Option by delivering an exercise notice in a form approved by the Company (the “Exercise Notice”). The Exercise Notice must state your election to exercise the Option, the number of Shares that are being purchased, and any other representations and agreements that may be required by the Company. Together with the Exercise Notice, you must tender payment of the aggregate Exercise Price for all Shares exercised and all applicable withholding and other taxes. The Option will be deemed to be exercised upon receipt by the Company of a fully executed Exercise Notice and payment of the aggregate Exercise Price and all applicable withholding and other taxes.

3.	Method of Payment. If you elect to exercise the Option, you must pay the aggregate Exercise Price, as well as any applicable withholding or other taxes, in accordance with any of the payment methods set forth in Section 6.4 of the Plan (or any successor sections).

4.	Restrictions on Exercise.

(a)	You may not exercise the Option if [(i) it is an Incentive Stock Option and the Plan has not been approved by the Stockholders, if required, or (ii)][1]the issuance of Shares upon exercise or the method of payment for those Shares would constitute a violation of any Applicable Law or Company policy.

1 Note to Draft: To be included only if necessary.

(b)	Any issuance of Shares under the Option may be effected on a non-certificated basis, to the extent not prohibited by Applicable Law.

(c)	If a certificate for Shares is delivered to you under the Option, the certificate may bear the following or a similar legend as determined by the Company:

The ownership and transferability of this certificate and the shares of stock represented hereby are subject to the terms (including forfeiture) of the Plan and an option award agreement entered into between the registered owner and DPC Holdings Limited. Copies of such plan and agreement are on file in the executive offices of DPC Holdings Limited.

In addition, any stock certificates for Shares will be subject to any stop-transfer orders and other restrictions as the Company may deem advisable under Applicable Law, and the Company may cause a legend or legends to be placed on any certificates to make appropriate reference to these restrictions. Unless otherwise determined by the Board, any Shares acquired in respect of the Option will be subject to the lock-up restrictions as set forth in Section 10.19 of the Plan (and any successor terms).

5.	Transferability. You may not transfer the Option in any manner other than by will or by the laws of descent and distribution and the Option may be exercised during your lifetime only by you.

6.	Term of Option. You may not exercise the Option after it expires and you may only exercise the Option in accordance with this Agreement.

7.	Taxes. Regardless of any action the Company may take that is related to any or all income tax, payroll tax, or other tax-related withholding under the Plan (“Tax-Related Items”), the ultimate liability for all Tax-Related Items owed by you is and will remain your responsibility. The Company (a) makes no representations or undertakings regarding the treatment of any Tax-Related Items and (b) does not commit to structure the terms of the Award to reduce or eliminate your liability for Tax-Related Items. You will be required to meet any applicable tax withholding obligation in accordance with the tax withholding terms of Section 10.5 of the Plan (and any successor terms). The Option is intended to be exempt from Section 409A, and this Agreement will be administered and interpreted consistently with that intent and with the terms of Section 10.16 of the Plan (and any successor terms). If you make any disposition of Shares delivered under an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), you must notify the Company of that disposition within 10 days.

8.	Adjustment. Upon any event described in Section 4.2 of the Plan (or any successor section) occurring after the Grant Date, the adjustment terms of that section will apply to the Option.

9.	Bound by Plan and Committee Decisions. By accepting the Option, you acknowledge that you have received a copy of the Plan and have had an opportunity to review the Plan, and you agree to be bound by all of the terms of the Plan. If there is any conflict between this Agreement and the Plan, the Plan will control. The authority to manage and control the operation and administration of this Agreement and the Plan is vested in the Committee subject to the Articles. The Committee has all powers under this Agreement that it has under the Plan. Any interpretation of this Agreement or the Plan by the Committee and any decision made by the Committee related to the Agreement or the Plan will be final and binding on all Persons.

10.	Regulatory and Other Limitations. Notwithstanding anything else in this Agreement, the Committee may impose conditions, restrictions, and limitations on the issuance of Shares under the Option unless and until the Committee determines that the issuance complies with (a) all registration requirements under the Securities Act, (b) all listing requirements of any securities exchange or similar entity on which the Shares are listed, (c) all Company policies and administrative rules, (d) the Articles, and (e) all Applicable Laws.

11.	Miscellaneous

(a)	Notices. Any notice that may be required or permitted under this Agreement must be in writing and may be delivered personally, by intraoffice mail, or by electronic mail or via a postal service (postage prepaid) to the electronic mail or postal address and directed to the person as the receiving party may designate in writing.

(b)	Waiver. The waiver by any party to this Agreement of a breach of any term of the Agreement will not operate or be construed as a waiver of any other or subsequent breach.

(c)	Entire Agreement. This Agreement and the Plan constitute the entire agreement between you and the Company for the Option. Any prior agreement, commitment, or negotiation related to the Option is superseded.

(d)	Binding Effect; Successors. The obligations and rights of the Company under this Agreement will be binding upon and inure to the benefit of the Company and any successor corporation or organization resulting from the merger, consolidation, sale, or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. Your obligations and rights under this Agreement will be binding upon and inure to your benefit and the benefit of your beneficiaries, executors, administrators, heirs, and successors.

(e)	Governing Law; Jurisdiction; Waiver of Jury Trial. You acknowledge and expressly agree to the governing law terms of Section 10.8 of the Plan (and any successor terms) and the jurisdiction and waiver of jury trial terms of Section 10.9 of the Plan (and any successor terms).

(f)	Amendment. This Agreement may be amended at any time by the Committee, except that no amendment may, without your consent, materially impair your rights under the Option.

(g)	Severability. The invalidity or unenforceability of any term of the Plan or this Agreement will not affect the validity or enforceability of any other term of the Plan or this Agreement, and each other term of the Plan and this Agreement will be severable and enforceable to the extent permitted by Applicable Law.

(h)	No Rights to Service; No Impact on Other Benefits. Nothing in this Agreement will be construed as giving you any right to be retained in any position with the Company or its Affiliates. Nothing in this Agreement will interfere with or restrict the rights of the Company or its Affiliates—which are expressly reserved—to remove, terminate, or discharge you at any time for any reason whatsoever or for no reason, subject to the Company’s certificate of incorporation, bylaws, and other similar governing documents and Applicable Law. Any value under the Option is not part of your normal or expected compensation for purposes of calculating any severance, retirement, welfare, insurance, or similar employee benefit. The grant of the Option does not create any right to receive any future awards.

(i)	Further Assurances. You must, upon request of the Company, do all acts and execute, deliver, and perform all additional documents, instruments, and agreements that may be reasonably required by the Company to implement this Agreement.

(j)	Clawback. All awards, amounts, and benefits received or outstanding under the Plan will be subject to clawback, cancellation, recoupment, rescission, payback, reduction, or other similar action in accordance with the terms of any Company clawback or similar policy or any Applicable Law related to such actions, as may be in effect from time to time. You acknowledge and consent to the Company’s application, implementation, and enforcement of any applicable Company clawback or similar policy that may apply to you, whether adopted before or after the Grant Date (including the clawback terms contained in Section 10.20 of the Plan as of the Grant Date (and any successor terms)), and any term of Applicable Law relating to clawback, cancellation, recoupment, rescission, payback, or reduction of compensation, and the Company may take such actions as may be necessary to effectuate any such policy or Applicable Law, without further consideration or action.

(k)	Electronic Delivery and Acceptance. The Company may deliver any documents related to current or future participation in the Plan by electronic means. You consent to receive those documents by electronic delivery and to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.

12.	Your Representations. You represent to the Company that you have read and fully understand this Agreement and the Plan and that your decision to participate in the Plan is completely voluntary. You also acknowledge that you are relying solely on your own advisors regarding the tax consequences of the Option.

By signing below, you are agreeing that your electronic signature is the legal equivalent of a manual signature on this Agreement and you are agreeing to all of the terms of this Agreement, as of the Grant Date.

Participant Signature:

By:

Option Award Agreement
DPC Holdings Limited 2026 Equity Incentive Plan

DPC Holdings Limited, a registered private company incorporated in Jersey (the “Company”), grants to the Participant named below (“you”) a CSOP Option to purchase the number of Shares set forth below (the “Option”), under this Option Award Agreement (“Agreement”).

Governing Plan:	DPC Holdings Limited 2026 Equity Incentive Plan (the “Plan”) and the UK Sub-Plan to the Plan (the “UK Sub-Plan”)
Defined Terms:	As set forth in the Plan, unless otherwise defined in this Agreement
Participant:	[Name]
Type of Option:	Tax-advantaged CSOP Option granted pursuant to Schedule 4 of the UK Income Tax (Earnings and Pensions) Act 2003
Grant Date:	[Date]
Number of Shares Purchasable:	[___]
Exercise Price per Share:	20%	$[100% of IPO Price] (“Tranche A”)
	20%	$[110% of IPO Price] (“Tranche B”)
	20%	$[121% of IPO Price] (“Tranche C”)
	20%	$[133.1% of IPO Price] (“Tranche D”)
	20%	$[146.4% of IPO Price] (“Tranche E”)
Original Expiration Date:	The earlier of (i) 10 years from the Grant Date or (ii) [six months] after the date of Separation from Service other than upon death, Disability or for Cause (as defined in Annex A).
Vesting Schedule:

The Option will become vested and exercisable according to the schedule below until the Option is 100% vested. The unvested portion of the Option will not be exercisable on or after the Participant’s Separation from Service.

Tranche A: First anniversary of Grant Date

Tranche B: Second anniversary of Grant Date

Tranche C: Third anniversary of Grant Date

Tranche D: Fourth anniversary of Grant Date

Tranche E: Fifth anniversary of Grant Date[2]

*   Any resultant fractional Options will not become exercisable and will instead be subject to the next applicable date.

2 Note to Draft – If a CSOP option is exercised less than three years after the date of grant, it will not benefit from tax-advantaged treatment save for a few a very limited set of scenarios set out in the UK CSOP legislation.

Exercise after Separation from Service:

Separation from Service for any reason other than Disability, death, or Cause: Any unvested portion of the Option shall lapse immediately on the date of Separation from Service. Any vested and exercisable portion shall remain exercisable for [six months][3] following the date of Separation from Service, after which it shall lapse; provided that no portion of the Option shall be exercisable beyond the Original Expiration Date.

Separation from Service due to Disability: Any unvested portion shall lapse immediately. Any vested and exercisable portion shall remain exercisable for [six months] following your Separation from Service due to Disability; provided that no portion of the Option shall be exercisable beyond the Original Expiration Date..

Separation from Service due to death: Any unvested portion shall lapse immediately. Any vested and exercisable portion may be exercised by your personal representatives for a period of 12 months from the date of death, after which it shall lapse; provided that no portion of the Option shall be exercisable beyond the Original Expiration Date.

Separation from Service for Cause: The entire Option, including any exercisable and unexercisable portion, shall lapse immediately upon your Separation from Service for Cause.

Notwithstanding anything else in this Agreement, the Option may not be exercised after its expiration as set forth above.

3 Note to Draft – We have suggested limiting the post-cessation of employment exercise period to six months because this ties in with the statutory “Good Leaver” definitions in the CSOP legislation, i.e. injury, disability, redundancy, retirement, TUPE transfer and a transfer of the business outside of the group. If any of the statutory CSOP “Good Leaver” reasons apply, the CSOP option can still benefit from beneficial tax treatment when exercised within six months of cessation of employment, even when three years have not elapsed since the date of grant.

Option Terms

1.	Grant of Option.

(a)	The Option is subject to the terms of the Plan. The terms of the Plan are incorporated into this Agreement by this reference. Notwithstanding anything in this Agreement to the contrary, to the extent the closing of the Company’s initial public offering does not occur within five business days of the pricing date of such initial public offering, the Option shall terminate and this Agreement shall terminate and be void ab initio.

(b)	You must accept the terms of this Agreement within 10 business days after the Agreement is presented to you for review by returning a signed copy of this Agreement to the Company in accordance with such procedures as the Company may establish. You may not exercise any portion of the Option before you have accepted the terms of this Agreement. The Committee may unilaterally cancel and forfeit all or a portion of the Option if you do not timely accept the terms of this Agreement.

(c)	This Option is granted as a tax-advantaged Company Share Option Plan option pursuant to Schedule 4. Nothing in this Agreement, the Plan and/or the UK Sub-Plan shall be construed as granting or designating an Incentive Stock Option for the purposes of Section 422 of the US Internal Revenue Code, and no such designation is made or intended.

2.	Exercise of Option.

(a)	Right to Exercise. The Option will be exercisable in accordance with the terms provided in the table above, and all the rest of the terms of this Agreement. The Option, to the extent exercisable, may be exercised in whole or in part. No Shares will be issued upon the exercise of the Option unless the issuance and exercise comply with all Applicable Laws. Subject to Applicable Law, for income tax purposes, Shares will be considered transferred to you on the date you properly exercise the Option. Until you have properly exercised the Option and Shares have been delivered, you will not have any rights as a Stockholder for those Shares.

(b)	Method of Exercise and Payment. You may exercise the Option by delivering an exercise notice in a form approved by the Company (the “Exercise Notice”). The Exercise Notice must state your election to exercise the Option, the number of Shares that are being purchased, and any other representations and agreements that may be required by the Company. Together with the Exercise Notice, you must tender payment of the aggregate Exercise Price for all Shares exercised and all applicable withholding and other taxes. The Option will be deemed to be exercised upon receipt by the Company of a fully executed Exercise Notice and payment of the aggregate Exercise Price and all applicable withholding and other taxes.

3.	Method of Payment.

(a)	If you elect to exercise the Option, you must pay the aggregate Exercise Price, as well as any applicable withholding or other taxes, using one of the following methods only, as permitted under paragraphs 4.3 and 4.4 of the UK Sub-Plan:

(i)	in cash or by cheque, bank draft, or money order payable to the order of the Company (Section 6.4(d)(i) of the Plan); or

(ii)	such other method as is expressly permitted under paragraph 4.3 of the UK Sub-Plan (currently Section 6.4(d)(v) of the Plan).

(b)	For the avoidance of doubt, you may not pay the Exercise Price by:

(i)	delivering previously owned Shares or other securities;

(ii)	any net settlement or cashless exercise mechanism;

(iii)	any broker-assisted same-day-sale arrangement; or

(iv)	in instalments.

Any purported exercise using an impermissible payment method shall be void and of no effect.

4.	Restrictions on Exercise.

(a)	You may not exercise the Option if the issuance of Shares upon exercise or the method of payment for those Shares would constitute a violation of any Applicable Law or Company policy.

(b)	Any issuance of Shares under the Option may be effected on a non-certificated basis, to the extent not prohibited by Applicable Law.

(c)	If a certificate for Shares is delivered to you under the Option, the certificate may bear the following or a similar legend as determined by the Company:

The ownership and transferability of this certificate and the shares of stock represented hereby are subject to the terms (including forfeiture) of the Plan and an option award agreement entered into between the registered owner and DPC Holdings Limited. Copies of such plan and agreement are on file in the executive offices of DPC Holdings Limited.

In addition, any stock certificates for Shares will be subject to any stop-transfer orders and other restrictions as the Company may deem advisable under Applicable Law, and the Company may cause a legend or legends to be placed on any certificates to make appropriate reference to these restrictions. Unless otherwise determined by the Board, any Shares acquired in respect of the Option will be subject to the lock-up restrictions as set forth in Section 10.19 of the Plan (and any successor terms).

(d)	You may not exercise this Option at any time when:

(i)	you have, or any of your Associates (as defined in paragraph 12 of Schedule 4) have (taken together with you), a Material Interest (as defined in paragraph 9 of Schedule 4) in the Company or any company which has Control of the Company; or

(ii)	you have had, or any of your Associates have had (taken together with you), such a Material Interest at any time during the 12 months immediately preceding the date on which you seek to exercise the Option.

Any exercise in breach of this section 4(d) shall be void and of no effect. By submitting an Exercise Notice, you represent and warrant to the Company that neither you nor any of your Associates hold (or have at any time in the preceding 12 months held) a Material Interest as described in this section 4(d).

5.	Transferability.

(a)	You may not transfer the Option in any manner other than by will or by the laws of descent and distribution and the Option may be exercised during your lifetime only by you. Any purported transfer, assignment, charge, or other dealing with the Option (other than exercise in accordance with this Agreement, or transmission by operation of law on your death) shall be void and shall cause the Option to lapse immediately, in accordance with paragraph 3.6 of the UK Sub-Plan.

(b)	The transfer of this Option to your personal representatives by operation of law on your death, and the exercise of this Option by your personal representatives shall not constitute a transfer for the purposes of this section 5 and shall not cause the Option to lapse

6.	Term of Option. You may not exercise the Option after it expires and you may only exercise the Option in accordance with this Agreement.

7.	Taxes. Regardless of any action the Company may take that is related to any or all income tax, payroll tax, or other tax-related withholding under the Plan (“Tax-Related Items”), the ultimate liability for all Tax-Related Items owed by you is and will remain your responsibility. The Company (a) makes no representations or undertakings regarding the treatment of any Tax-Related Items and (b) does not commit to structure the terms of the Award to reduce or eliminate your liability for Tax-Related Items. You will be required to meet any applicable tax withholding obligation in accordance with the tax withholding terms of Section 10.5 of the Plan (and any successor terms). This Option is a CSOP option granted pursuant to Schedule 4 and is not subject to Section 409A of the US Internal Revenue Code. References in the Plan to Section 409A shall not apply to this Option. You are responsible for satisfying any Tax-Related Items arising in connection with this Option in accordance with paragraph 5 of the UK Sub-Plan and section 7 of this Agreement, and you are advised to seek independent tax advice in relation to the UK and any other applicable tax consequences of holding and exercising this Option.

8.	Adjustment. Upon any event described in Section 4.2 of the Plan (or any successor section) occurring after the Grant Date, the adjustment terms of that section will apply to the Option.

9.	Bound by Plan and Committee Decisions. By accepting the Option, you acknowledge that you have received a copy of the Plan and have had an opportunity to review the Plan, and you agree to be bound by all of the terms of the Plan. If there is any conflict between this Agreement and the Plan, the Plan will control. The authority to manage and control the operation and administration of this Agreement and the Plan is vested in the Committee subject to the Articles. The Committee has all powers under this Agreement that it has under the Plan. Any interpretation of this Agreement or the Plan by the Committee and any decision made by the Committee related to the Agreement or the Plan will be final and binding on all Persons.

10.	Regulatory and Other Limitations. Notwithstanding anything else in this Agreement, the Committee may impose conditions, restrictions, and limitations on the issuance of Shares under the Option unless and until the Committee determines that the issuance complies with (a) all registration requirements under the Securities Act, (b) all listing requirements of any securities exchange or similar entity on which the Shares are listed, (c) all Company policies and administrative rules, (d) the Articles, and (e) all Applicable Laws.

11.	Miscellaneous

(a)	Notices. Any notice that may be required or permitted under this Agreement must be in writing and may be delivered personally, by intraoffice mail, or by electronic mail or via a postal service (postage prepaid) to the electronic mail or postal address and directed to the person as the receiving party may designate in writing.

(b)	Waiver. The waiver by any party to this Agreement of a breach of any term of the Agreement will not operate or be construed as a waiver of any other or subsequent breach.

(c)	Entire Agreement. This Agreement and the Plan constitute the entire agreement between you and the Company for the Option. Any prior agreement, commitment, or negotiation related to the Option is superseded.

(d)	Binding Effect; Successors. The obligations and rights of the Company under this Agreement will be binding upon and inure to the benefit of the Company and any successor corporation or organization resulting from the merger, consolidation, sale, or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. Your obligations and rights under this Agreement will be binding upon and inure to your benefit and the benefit of your beneficiaries, executors, administrators, heirs, and successors.

(e)	Governing Law; Jurisdiction; Waiver of Jury Trial. You acknowledge and expressly agree to the governing law terms of Section 10.8 of the Plan (and any successor terms) and the jurisdiction and waiver of jury trial terms of Section 10.9 of the Plan (and any successor terms).

(f)	Amendment. This Agreement may be amended at any time by the Committee, except that no amendment may, without your consent, materially impair your rights under the Option.

(g)	Severability. The invalidity or unenforceability of any term of the Plan or this Agreement will not affect the validity or enforceability of any other term of the Plan or this Agreement, and each other term of the Plan and this Agreement will be severable and enforceable to the extent permitted by Applicable Law.

(h)	No Rights to Service; No Impact on Other Benefits. Nothing in this Agreement will be construed as giving you any right to be retained in any position with the Company or its Affiliates. Nothing in this Agreement will interfere with or restrict the rights of the Company or its Affiliates—which are expressly reserved—to remove, terminate, or discharge you at any time for any reason whatsoever or for no reason, subject to the Company’s certificate of incorporation, bylaws, and other similar governing documents and Applicable Law. Any value under the Option is not part of your normal or expected compensation for purposes of calculating any severance, retirement, welfare, insurance, or similar employee benefit. The grant of the Option does not create any right to receive any future awards.

(i)	Further Assurances. You must, upon request of the Company, do all acts and execute, deliver, and perform all additional documents, instruments, and agreements that may be reasonably required by the Company to implement this Agreement.

(j)	Clawback. All awards, amounts, and benefits received or outstanding under the Plan will be subject to clawback, cancellation, recoupment, rescission, payback, reduction, or other similar action in accordance with the terms of any Company clawback or similar policy or any Applicable Law related to such actions, as may be in effect from time to time. You acknowledge and consent to the Company’s application, implementation, and enforcement of any applicable Company clawback or similar policy that may apply to you, whether adopted before or after the Grant Date (including the clawback terms contained in Section 10.20 of the Plan as of the Grant Date (and any successor terms)), and any term of Applicable Law relating to clawback, cancellation, recoupment, rescission, payback, or reduction of compensation, and the Company may take such actions as may be necessary to effectuate any such policy or Applicable Law, without further consideration or action.

(k)	Electronic Delivery and Acceptance. The Company may deliver any documents related to current or future participation in the Plan by electronic means. You consent to receive those documents by electronic delivery and to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.

12.	Your Representations. You represent to the Company that you have read and fully understand this Agreement and the Plan and that your decision to participate in the Plan is completely voluntary. You also acknowledge that you are relying solely on your own advisors regarding the tax consequences of the Option.

By signing below, you are agreeing that your electronic signature is the legal equivalent of a manual signature on this Agreement and you are agreeing to all of the terms of this Agreement, as of the Grant Date.

Participant Signature:

By:

Option Award Agreement
DPC Holdings Limited 2026 Equity Incentive Plan

DPC Holdings Limited, a registered private company incorporated in Jersey (the “Company”), grants to the Participant named below (“you”) Nonstatutory Stock Option to purchase the number of Shares set forth below (the “Option”), under this Option Award Agreement (“Agreement”).

Governing Plan:	DPC Holdings Limited 2026 Equity Incentive Plan (the “Plan”) and the UK Sub-Plan to the Plan (the “UK Sub-Plan”)
Defined Terms:	As set forth in the Plan, unless otherwise defined in this Agreement
Participant:	[Name]
[Type of Option:	Nonstatutory Stock Option
Grant Date:	[Date]
Number of Shares Purchasable:	[___]
Exercise Price per Share:	20%	$[100% of IPO Price] (“Tranche A”)
	20%	$[110% of IPO Price] (“Tranche B”)
	20%	$[121% of IPO Price] (“Tranche C”)
	20%	$[133.1% of IPO Price] (“Tranche D”)
	20%	$[146.4% of IPO Price] (“Tranche E”)
Original Expiration Date:	The earlier of (i) 10 years from the Grant Date or (ii) 90 days after the date of Separation from Service other than upon death, Disability or for Cause (as defined in Annex A).
Vesting Schedule:

The Option will become vested and exercisable according to the schedule below until the Option is 100% vested. The unvested portion of the Option will not be exercisable on or after the Participant’s Separation from Service.

Tranche A: First anniversary of Grant Date

Tranche B: Second anniversary of Grant Date

Tranche C: Third anniversary of Grant Date

Tranche D: Fourth anniversary of Grant Date

Tranche E: Fifth anniversary of Grant Date

*   Any resultant fractional Options will not become exercisable and will instead be subject to the next applicable date.

Exercise after Separation from Service:

Separation from Service for any reason other than Disability, death, or Cause: any unexercisable portion of the Option expires immediately and any exercisable portion remains exercisable for 90 days after your Separation from Service for any reason other than Disability, death, or Cause; provided, however, that any such exercisable portion of the Option shall not be exercisable beyond the Original Expiration Date.

Separation from Service due to Disability or death: any unexercisable portion of the Option expires immediately and any exercisable portion remains exercisable for one year after your Separation from Service due to your Disability or death; provided, however, that in the event of your Separation from Service, in the event of your death during such exercise period, the portion of the Option that remained exercisable at your death will remain exercisable for a period of one year from the date of your death, but in any event, the Options will not be exercisable beyond the Original Expiration Date.

Separation from Service for Cause: the entire Option, including any exercisable and unexercisable portion, expires immediately upon your Separation from Service for Cause.

Notwithstanding anything else in this Agreement, the Option may not be exercised after its expiration as set forth above.

Option Terms

1.	Grant of Option.

(a)	The Option is subject to the terms of the Plan. The terms of the Plan are incorporated into this Agreement by this reference. Notwithstanding anything in this Agreement to the contrary, to the extent the closing of the Company’s initial public offering does not occur within five business days of the pricing date of such initial public offering, the Option shall terminate and this Agreement shall terminate and be void ab initio.

(b)	You must accept the terms of this Agreement within 10 business days after the Agreement is presented to you for review by returning a signed copy of this Agreement to the Company in accordance with such procedures as the Company may establish. You may not exercise any portion of the Option before you have accepted the terms of this Agreement. The Committee may unilaterally cancel and forfeit all or a portion of the Option if you do not timely accept the terms of this Agreement.

(c)	This Option is granted as a Nonstatutory Stock Option. Nothing in this Agreement or the Plan shall be construed as granting or designating an Incentive Stock Option for the purposes of Section 422 of the US Internal Revenue Code, and no such designation is made or intended.

2.	Exercise of Option.

(a)	Right to Exercise. The Option will be exercisable in accordance with the terms provided in the table above, and all the rest of the terms of this Agreement. The Option, to the extent exercisable, may be exercised in whole or in part. No Shares will be issued upon the exercise of the Option unless the issuance and exercise comply with all Applicable Laws. Subject to Applicable Law, for income tax purposes, Shares will be considered transferred to you on the date you properly exercise the Option. Until you have properly exercised the Option and Shares have been delivered, you will not have any rights as a Stockholder for those Shares.

(b)	Method of Exercise and Payment. You may exercise the Option by delivering an exercise notice in a form approved by the Company (the “Exercise Notice”). The Exercise Notice must state your election to exercise the Option, the number of Shares that are being purchased, and any other representations and agreements that may be required by the Company. Together with the Exercise Notice, you must tender payment of the aggregate Exercise Price for all Shares exercised and all applicable withholding and other taxes. The Option will be deemed to be exercised upon receipt by the Company of a fully executed Exercise Notice and payment of the aggregate Exercise Price and all applicable withholding and other taxes.

3.	Method of Payment. If you elect to exercise the Option, you must pay the aggregate Exercise Price, as well as any applicable withholding or other taxes, in accordance with any of the payment methods set forth in Section 6.4 of the Plan (or any successor sections).

4.	Restrictions on Exercise.

(a)	You may not exercise the Option if the issuance of Shares upon exercise or the method of payment for those Shares would constitute a violation of any Applicable Law or Company policy.

(b)	Any issuance of Shares under the Option may be effected on a non-certificated basis, to the extent not prohibited by Applicable Law.

(c)	If a certificate for Shares is delivered to you under the Option, the certificate may bear the following or a similar legend as determined by the Company:

The ownership and transferability of this certificate and the shares of stock represented hereby are subject to the terms (including forfeiture) of the Plan and an option award agreement entered into between the registered owner and DPC Holdings Limited. Copies of such plan and agreement are on file in the executive offices of DPC Holdings Limited.

In addition, any stock certificates for Shares will be subject to any stop-transfer orders and other restrictions as the Company may deem advisable under Applicable Law, and the Company may cause a legend or legends to be placed on any certificates to make appropriate reference to these restrictions. Unless otherwise determined by the Board, any Shares acquired in respect of the Option will be subject to the lock-up restrictions as set forth in Section 10.19 of the Plan (and any successor terms).

5.	Transferability.

(a)	You may not transfer the Option in any manner other than by will or by the laws of descent and distribution and the Option may be exercised during your lifetime only by you. Any purported transfer, assignment, charge, or other dealing with the Option (other than exercise in accordance with this Agreement, or transmission by operation of law on your death) shall be void and shall cause the Option to lapse immediately, in accordance with paragraph 3.6 of the UK Sub-Plan.

(b)	The transfer of this Option to your personal representatives by operation of law on your death, and the exercise of this Option by your personal representatives shall not constitute a transfer for the purposes of this section 5 and shall not cause the Option to lapse.

6.	Term of Option. You may not exercise the Option after it expires and you may only exercise the Option in accordance with this Agreement.

7.	Taxes. Regardless of any action the Company may take that is related to any or all income tax, payroll tax, or other tax-related withholding under the Plan (“Tax-Related Items”), the ultimate liability for all Tax-Related Items owed by you is and will remain your responsibility. The Company (a) makes no representations or undertakings regarding the treatment of any Tax-Related Items and (b) does not commit to structure the terms of the Award to reduce or eliminate your liability for Tax-Related Items. You will be required to meet any applicable tax withholding obligation in accordance with the tax withholding terms of Section 10.5 of the Plan (and any successor terms). This Option is not subject to Section 409A of the US Internal Revenue Code. References in the Plan to Section 409A shall not apply to this Option. You are responsible for satisfying any Tax-Related Items arising in connection with this Option in accordance with Paragraph 5 of the UK Sub-Plan and section 7 of this Agreement, and you are advised to seek independent tax advice in relation to the UK and any other applicable tax consequences of holding and exercising this Option.

8.	Adjustment. Upon any event described in Section 4.2 of the Plan (or any successor section) occurring after the Grant Date, the adjustment terms of that section will apply to the Option.

9.	Bound by Plan and Committee Decisions. By accepting the Option, you acknowledge that you have received a copy of the Plan and have had an opportunity to review the Plan, and you agree to be bound by all of the terms of the Plan. If there is any conflict between this Agreement and the Plan, the Plan will control. The authority to manage and control the operation and administration of this Agreement and the Plan is vested in the Committee subject to the Articles. The Committee has all powers under this Agreement that it has under the Plan. Any interpretation of this Agreement or the Plan by the Committee and any decision made by the Committee related to the Agreement or the Plan will be final and binding on all Persons.

10.	Regulatory and Other Limitations. Notwithstanding anything else in this Agreement, the Committee may impose conditions, restrictions, and limitations on the issuance of Shares under the Option unless and until the Committee determines that the issuance complies with (a) all registration requirements under the Securities Act, (b) all listing requirements of any securities exchange or similar entity on which the Shares are listed, (c) all Company policies and administrative rules, (d) the Articles, and (e) all Applicable Laws.

11.	Miscellaneous

(a)	Notices. Any notice that may be required or permitted under this Agreement must be in writing and may be delivered personally, by intraoffice mail, or by electronic mail or via a postal service (postage prepaid) to the electronic mail or postal address and directed to the person as the receiving party may designate in writing.

(b)	Waiver. The waiver by any party to this Agreement of a breach of any term of the Agreement will not operate or be construed as a waiver of any other or subsequent breach.

(c)	Entire Agreement. This Agreement and the Plan constitute the entire agreement between you and the Company for the Option. Any prior agreement, commitment, or negotiation related to the Option is superseded.

(d)	Binding Effect; Successors. The obligations and rights of the Company under this Agreement will be binding upon and inure to the benefit of the Company and any successor corporation or organization resulting from the merger, consolidation, sale, or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. Your obligations and rights under this Agreement will be binding upon and inure to your benefit and the benefit of your beneficiaries, executors, administrators, heirs, and successors.

(e)	Governing Law; Jurisdiction; Waiver of Jury Trial. You acknowledge and expressly agree to the governing law terms of Section 10.8 of the Plan (and any successor terms) and the jurisdiction and waiver of jury trial terms of Section 10.9 of the Plan (and any successor terms).

(f)	Amendment. This Agreement may be amended at any time by the Committee, except that no amendment may, without your consent, materially impair your rights under the Option.

(g)	Severability. The invalidity or unenforceability of any term of the Plan or this Agreement will not affect the validity or enforceability of any other term of the Plan or this Agreement, and each other term of the Plan and this Agreement will be severable and enforceable to the extent permitted by Applicable Law.

(h)	No Rights to Service; No Impact on Other Benefits. Nothing in this Agreement will be construed as giving you any right to be retained in any position with the Company or its Affiliates. Nothing in this Agreement will interfere with or restrict the rights of the Company or its Affiliates—which are expressly reserved—to remove, terminate, or discharge you at any time for any reason whatsoever or for no reason, subject to the Company’s certificate of incorporation, bylaws, and other similar governing documents and Applicable Law. Any value under the Option is not part of your normal or expected compensation for purposes of calculating any severance, retirement, welfare, insurance, or similar employee benefit. The grant of the Option does not create any right to receive any future awards.

(i)	Further Assurances. You must, upon request of the Company, do all acts and execute, deliver, and perform all additional documents, instruments, and agreements that may be reasonably required by the Company to implement this Agreement.

(j)	Clawback. All awards, amounts, and benefits received or outstanding under the Plan will be subject to clawback, cancellation, recoupment, rescission, payback, reduction, or other similar action in accordance with the terms of any Company clawback or similar policy or any Applicable Law related to such actions, as may be in effect from time to time. You acknowledge and consent to the Company’s application, implementation, and enforcement of any applicable Company clawback or similar policy that may apply to you, whether adopted before or after the Grant Date (including the clawback terms contained in Section 10.20 of the Plan as of the Grant Date (and any successor terms)), and any term of Applicable Law relating to clawback, cancellation, recoupment, rescission, payback, or reduction of compensation, and the Company may take such actions as may be necessary to effectuate any such policy or Applicable Law, without further consideration or action.

(k)	Electronic Delivery and Acceptance. The Company may deliver any documents related to current or future participation in the Plan by electronic means. You consent to receive those documents by electronic delivery and to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.

12.	Your Representations. You represent to the Company that you have read and fully understand this Agreement and the Plan and that your decision to participate in the Plan is completely voluntary. You also acknowledge that you are relying solely on your own advisors regarding the tax consequences of the Option.

By signing below, you are agreeing that your electronic signature is the legal equivalent of a manual signature on this Agreement and you are agreeing to all of the terms of this Agreement, as of the Grant Date.

Participant Signature:

By:

Option Award Agreement
DPC Holdings Limited 2026 Equity Incentive Plan

DPC Holdings Limited, a registered private company incorporated in Jersey (the “Company”), grants to the Participant named below (“you”) a Nonstatutory Stock Option to purchase the number of Shares set forth below (the “Option”), under this Option Award Agreement (“Agreement”).

Governing Plan:	DPC Holdings Limited 2026 Equity Incentive Plan (the “Plan”)
Defined Terms:	As set forth in the Plan, unless otherwise defined in this Agreement
Participant:	[Name]
Type of Option:	Nonstatutory Stock Option
Grant Date:	[Date]
Number of Shares Purchasable:	[____]
Exercise Price per Share:	20%	$[100% of IPO Price] (“Tranche A”)
	20%	$[110% of IPO Price] (“Tranche B”)
	20%	$[121% of IPO Price] (“Tranche C”)
	20%	$[133.1% of IPO Price] (“Tranche D”)
	20%	$[146.4% of IPO Price] (“Tranche E”)
Original Expiration Date:	The earlier of (i) 10 years from the Grant Date or (ii) 90 days after the date of Separation from Service other than upon death, Disability or for Cause (as defined in Annex A).
Vesting Schedule:

The Option will become vested and exercisable according to the schedule below until the Option is 100% vested. The unvested portion of the Option will not be exercisable on or after the Participant’s Separation from Service.

Tranche A: First anniversary of Grant Date

Tranche B: Second anniversary of Grant Date

Tranche C: Third anniversary of Grant Date

Tranche D: Fourth anniversary of Grant Date

Tranche E: Fifth anniversary of Grant Date

*   Any resultant fractional Options will not become exercisable and will instead be subject to the next applicable date.

Exercise after Separation from Service:

Separation from Service for any reason other than Disability, death, or Cause: any unexercisable portion of the Option expires immediately and any exercisable portion remains exercisable for 90 days after your Separation from Service for any reason other than Disability, death, or Cause; provided, however, that any such exercisable portion of the Option shall not be exercisable beyond the Original Expiration Date.

Separation from Service due to Disability or death: any unexercisable portion of the Option expires immediately and any exercisable portion remains exercisable for one year after your Separation from Service due to your Disability or death; provided, however, that in the event of your Separation from Service, in the event of your death during such exercise period, the portion of the Option that remained exercisable at your death will remain exercisable for a period of one year from the date of your death, but in any event, the Options will not be exercisable beyond the Original Expiration Date.

Separation from Service for Cause: the entire Option, including any exercisable and unexercisable portion, expires immediately upon your Separation from Service for Cause.

Notwithstanding anything else in this Agreement, the Option may not be exercised after its expiration as set forth above.

Option Terms

1.	Grant of Option.

(a)	The Option is subject to the terms of the Plan. The terms of the Plan are incorporated into this Agreement by this reference. Notwithstanding anything in this Agreement to the contrary, to the extent the closing of the Company’s initial public offering does not occur within five business days of the pricing date of such initial public offering, the Option shall terminate and this Agreement shall terminate and be void ab initio.

(b)	You must accept the terms of this Agreement within 10 business days after the Agreement is presented to you for review by returning a signed copy of this Agreement to the Company in accordance with such procedures as the Company may establish. You may not exercise any portion of the Option before you have accepted the terms of this Agreement. The Committee may unilaterally cancel and forfeit all or a portion of the Option if you do not timely accept the terms of this Agreement.

(c)	This Option is granted as a Nonstatutory Stock Option. Nothing in this Agreement or the Plan shall be construed as granting or designating an Incentive Stock Option for the purposes of Section 422 of the US Internal Revenue Code, and no such designation is made or intended.

2.	Exercise of Option.

(a)	Right to Exercise. The Option will be exercisable in accordance with the terms provided in the table above, and all the rest of the terms of this Agreement. The Option, to the extent exercisable, may be exercised in whole or in part. No Shares will be issued upon the exercise of the Option unless the issuance and exercise comply with all Applicable Laws. Subject to Applicable Law, for income tax purposes, Shares will be considered transferred to you on the date you properly exercise the Option. Until you have properly exercised the Option and Shares have been delivered, you will not have any rights as a Stockholder for those Shares.

(b)	Method of Exercise and Payment. You may exercise the Option by delivering an exercise notice in a form approved by the Company (the “Exercise Notice”). The Exercise Notice must state your election to exercise the Option, the number of Shares that are being purchased, and any other representations and agreements that may be required by the Company. Together with the Exercise Notice, you must tender payment of the aggregate Exercise Price for all Shares exercised and all applicable withholding and other taxes. The Option will be deemed to be exercised upon receipt by the Company of a fully executed Exercise Notice and payment of the aggregate Exercise Price and all applicable withholding and other taxes.

3.	Method of Payment. If you elect to exercise the Option, you must pay the aggregate Exercise Price, as well as any applicable withholding or other taxes, in accordance with any of the payment methods set forth in Section 6.4 of the Plan (or any successor sections).

4.	Restrictions on Exercise.

(a)	You may not exercise the Option if the issuance of Shares upon exercise or the method of payment for those Shares would constitute a violation of any Applicable Law or Company policy.

(b)	Any issuance of Shares under the Option may be effected on a non-certificated basis, to the extent not prohibited by Applicable Law.

(c)	If a certificate for Shares is delivered to you under the Option, the certificate may bear the following or a similar legend as determined by the Company:

The ownership and transferability of this certificate and the shares of stock represented hereby are subject to the terms (including forfeiture) of the Plan and an option award agreement entered into between the registered owner and DPC Holdings Limited. Copies of such plan and agreement are on file in the executive offices of DPC Holdings Limited.

In addition, any stock certificates for Shares will be subject to any stop-transfer orders and other restrictions as the Company may deem advisable under Applicable Law, and the Company may cause a legend or legends to be placed on any certificates to make appropriate reference to these restrictions. Unless otherwise determined by the Board, any Shares acquired in respect of the Option will be subject to the lock-up restrictions as set forth in Section 10.19 of the Plan (and any successor terms).

5.	Transferability.

(a)	You may not transfer the Option in any manner other than by will or by the laws of descent and distribution and the Option may be exercised during your lifetime only by you. Any purported transfer, assignment, charge, or other dealing with the Option (other than exercise in accordance with this Agreement, or transmission by operation of law on your death) shall be void and shall cause the Option to lapse immediately.

(b)	The transfer of this Option to your personal representatives by operation of law on your death, and the exercise of this Option by your personal representatives shall not constitute a transfer for the purposes of this section 5 and shall not cause the Option to lapse.

6.	Term of Option. You may not exercise the Option after it expires and you may only exercise the Option in accordance with this Agreement.

7.	Taxes.

(a)	Regardless of any action the Company may take that is related to any or all income tax, National Insurance Contributions, or other tax-related withholding under the Plan (“Tax-Related Items”), the ultimate liability for all Tax-Related Items owed by you is and will remain your responsibility and you are advised to seek independent tax advice in relation to the UK and any other applicable tax consequences of holding and exercising this Option.

(b)	The Company (a) makes no representations or undertakings regarding the treatment of any Tax-Related Items and (b) does not commit to structure the terms of the Award to reduce or eliminate your liability for Tax-Related Items.

(c)	The Option is not subject to Section 409A of the US Internal Revenue Code. References in the Plan to Section 409A shall not apply to this Option.

(d)	You shall be accountable for any income tax and, subject to the following provisions, National Insurance Contribution liability which is chargeable on any assessable income deriving from the exercise of, or other dealing in, the Option. In respect of such assessable income, you shall indemnify the Company and (at the direction of the Company) any Affiliate which is or may be treated as your employer for tax purposes in respect of the following:

(i)	any income tax liability which falls to be paid to HMRC by the Company (or the relevant employing Affiliate for tax purposes) under the PAYE system as it applies to income tax under UK Income Tax (Earnings and Pensions) Act 2003 (“ITEPA”) and the PAYE regulations referred to in it; and

(ii)	any National Insurance Contribution liability which falls to be paid to HMRC by the Company (or the relevant employing Subsidiary) under the PAYE system as it applies for national insurance purposes under the Social Security Contributions and Benefits Act 1992 and regulations referred to in it, such national insurance liability being the aggregate of:

(A)	all the employee’s primary Class 1 National Insurance Contributions; and

(B)	where lawful, all the employer’s secondary Class 1 National Insurance Contributions.

(together, the “Tax Liabilities”)

(e)	Pursuant to the indemnity referred to in Section 7(d), you shall make such arrangements as the Company requires to meet the cost of the Tax Liabilities, including at the direction of the Company any of the following:

(i)	making a cash payment of an appropriate amount to the relevant company whether by cheque, banker’s draft or deduction from salary in time to enable the company to remit such amount to HMRC before the 14th day following the end of the month in which the event giving rise to the Tax Liabilities occurred; or

(ii)	appointing the Company as agent and/or attorney for the sale of sufficient Shares acquired pursuant to the exercise of the Option to cover the Tax Liabilities and authorising the payment to the relevant company of the appropriate amount (including all reasonable fees, commissions and expenses incurred by the relevant company in relation to such sale) out of the net proceeds of sale of the Shares; or

(iii)	entering into an election whereby the employer’s liability for secondary Class 1 National Insurance Contributions is transferred to you on terms set out in the election.

(f)	Where the Shares to be acquired on exercise of an Option are considered to be “restricted securities” for the purposes of the UK tax legislation (such determination to be at the sole discretion of the Company), it is a condition of exercise that you, if so directed by the Company, enter into a joint election with the Company or, if different, the relevant employing Affiliate pursuant to section 431 of ITEPA, electing that the market value of the Shares to be acquired on the exercise of the Option be calculated as if the Shares were not “restricted securities”.

8.	Adjustment. Upon any event described in Section 4.2 of the Plan (or any successor section) occurring after the Grant Date, the adjustment terms of that section will apply to the Option.

9.	Bound by Plan and Committee Decisions. By accepting the Option, you acknowledge that you have received a copy of the Plan and have had an opportunity to review the Plan, and you agree to be bound by all of the terms of the Plan. If there is any conflict between this Agreement and the Plan, the Plan will control. The authority to manage and control the operation and administration of this Agreement and the Plan is vested in the Committee subject to the Articles. The Committee has all powers under this Agreement that it has under the Plan. Any interpretation of this Agreement or the Plan by the Committee and any decision made by the Committee related to the Agreement or the Plan will be final and binding on all Persons.

10.	Regulatory and Other Limitations. Notwithstanding anything else in this Agreement, the Committee may impose conditions, restrictions, and limitations on the issuance of Shares under the Option unless and until the Committee determines that the issuance complies with (a) all registration requirements under the Securities Act, (b) all listing requirements of any securities exchange or similar entity on which the Shares are listed, (c) all Company policies and administrative rules, (d) the Articles, and (e) all Applicable Laws.

11.	Miscellaneous

(a)	Notices. Any notice that may be required or permitted under this Agreement must be in writing and may be delivered personally, by intraoffice mail, or by electronic mail or via a postal service (postage prepaid) to the electronic mail or postal address and directed to the person as the receiving party may designate in writing.

(b)	Waiver. The waiver by any party to this Agreement of a breach of any term of the Agreement will not operate or be construed as a waiver of any other or subsequent breach.

(c)	Entire Agreement. This Agreement and the Plan constitute the entire agreement between you and the Company for the Option. Any prior agreement, commitment, or negotiation related to the Option is superseded.

(d)	Binding Effect; Successors. The obligations and rights of the Company under this Agreement will be binding upon and inure to the benefit of the Company and any successor corporation or organization resulting from the merger, consolidation, sale, or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. Your obligations and rights under this Agreement will be binding upon and inure to your benefit and the benefit of your beneficiaries, executors, administrators, heirs, and successors.

(e)	Governing Law; Jurisdiction; Waiver of Jury Trial. You acknowledge and expressly agree to the governing law terms of Section 10.8 of the Plan (and any successor terms) and the jurisdiction and waiver of jury trial terms of Section 10.9 of the Plan (and any successor terms).

(f)	Amendment. This Agreement may be amended at any time by the Committee, except that no amendment may, without your consent, materially impair your rights under the Option.

(g)	Severability. The invalidity or unenforceability of any term of the Plan or this Agreement will not affect the validity or enforceability of any other term of the Plan or this Agreement, and each other term of the Plan and this Agreement will be severable and enforceable to the extent permitted by Applicable Law.

(h)	No Rights to Service; No Impact on Other Benefits. Nothing in this Agreement will be construed as giving you any right to be retained in any position with the Company or its Affiliates. Nothing in this Agreement will interfere with or restrict the rights of the Company or its Affiliates—which are expressly reserved—to remove, terminate, or discharge you at any time for any reason whatsoever or for no reason, subject to the Company’s certificate of incorporation, bylaws, and other similar governing documents and Applicable Law. The grant of the Option does not create any right to receive any future awards or benefits in lieu of awards, and participation in the Plan is entirely discretionary. All determinations with respect to future grants will be at the sole discretion of the Committee.

(i)	Further Assurances. You must, upon request of the Company, do all acts and execute, deliver, and perform all additional documents, instruments, and agreements that may be reasonably required by the Company to implement this Agreement.

(j)	Clawback. All awards, amounts, and benefits received or outstanding under the Plan will be subject to clawback, cancellation, recoupment, rescission, payback, reduction, or other similar action in accordance with the terms of any Company clawback or similar policy or any Applicable Law related to such actions, as may be in effect from time to time. You acknowledge and consent to the Company’s application, implementation, and enforcement of any applicable Company clawback or similar policy that may apply to you, whether adopted before or after the Grant Date (including the clawback terms contained in Section 10.20 of the Plan as of the Grant Date (and any successor terms)), and any term of Applicable Law relating to clawback, cancellation, recoupment, rescission, payback, or reduction of compensation, and the Company may take such actions as may be necessary to effectuate any such policy or Applicable Law, without further consideration or action.

(k)	Electronic Delivery and Acceptance. The Company may deliver any documents related to current or future participation in the Plan by electronic means. You consent to receive those documents by electronic delivery and to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.

(l)	Data Protection. The Company will collect, use, store, share and transfer Personal Data about you (“Data”) as necessary to facilitate the implementation, administration and management of the Plan. The Company may collect and receive Data about you directly and/or from an Affiliate of the Company. Full details about what Data the Company collects, how the Company collects and receives, uses, stores, shares, transfers and protects that Data and the lawful basis that the Company relies on to do so under any applicable laws and regulations relating to the use or processing of personal Data, in each case, to the extent in force, and as such are updated, amended or replaced from time to time, are set out in the Company’s privacy notice (“Privacy Notice”). The Privacy Notice is available at upon request from the Company. You confirm that you have read and understood the Privacy Notice and acknowledges that the Company may collect, use, store, share and transfer your Data in accordance with the Privacy Notice.

12.	Your Representations. You represent to the Company that you have read and fully understand this Agreement and the Plan and that your decision to participate in the Plan is completely voluntary. You also acknowledge that you are relying solely on your own advisors regarding the tax consequences of the Option.

By signing below, you are agreeing that your electronic signature is the legal equivalent of a manual signature on this Agreement and you are agreeing to all of the terms of this Agreement, as of the Grant Date.

Participant Signature:

By:

Option Award Agreement
DPC Holdings Limited 2026 Equity Incentive Plan

DPC Holdings Limited, a registered private company incorporated in Jersey (the “Company”), grants to the Participant named below (“you”) a Nonstatutory Stock Option to purchase the number of Shares set forth below (the “Option”), under this Option Award Agreement (“Agreement”).

Governing Plan:	DPC Holdings Limited 2026 Equity Incentive Plan (the “Plan”)
Defined Terms:	As set forth in the Plan, unless otherwise defined in this Agreement
Participant:	[Name]
[Type of Option:	Nonstatutory Stock Option
Grant Date:	[Date]
Number of Shares Purchasable:	[___]
Exercise Price per Share:	20%	$[100% of IPO Price] (“Tranche A”)
	20%	$[110% of IPO Price] (“Tranche B”)
	20%	$[121% of IPO Price] (“Tranche C”)
	20%	$[133.1% of IPO Price] (“Tranche D”)
	20%	$[146.4% of IPO Price] (“Tranche E”)
Original Expiration Date:	The earlier of (i) 7 years from the Grant Date or (ii) 90 days after the date of Separation from Service other than upon death, Disability or for Cause (as defined in Annex A).
Vesting Schedule:

The Option will become vested and exercisable according to the schedule below until the Option is 100% vested. The unvested portion of the Option will not be exercisable on or after the Participant’s Separation from Service.

Tranche A: First anniversary of Grant Date

Tranche B: Second anniversary of Grant Date

Tranche C: Third anniversary of Grant Date

Tranche D: Fourth anniversary of Grant Date

Tranche E: Fifth anniversary of Grant Date

*   Any resultant fractional Options will not become exercisable and will instead be subject to the next applicable date.

Exercise after Separation from Service:

Separation from Service for any reason other than Disability, death, or Cause: any unexercisable portion of the Option expires immediately and any exercisable portion remains exercisable for 90 days after your Separation from Service for any reason other than Disability, death, or Cause; provided, however, that any such exercisable portion of the Option shall not be exercisable beyond the Original Expiration Date.

Separation from Service due to Disability or death: any unexercisable portion of the Option expires immediately and any exercisable portion remains exercisable for one year after your Separation from Service due to your Disability or death; provided, however, that in the event of your Separation from Service, in the event of your death during such exercise period, the portion of the Option that remained exercisable at your death will remain exercisable for a period of one year from the date of your death, but in any event, the Options will not be exercisable beyond the Original Expiration Date.

Separation from Service for Cause: the entire Option, including any exercisable and unexercisable portion, expires immediately upon your Separation from Service for Cause.

Notwithstanding anything else in this Agreement, the Option may not be exercised after its expiration as set forth above.

Option Terms

1.	Grant of Option.

(a)	The Option is subject to the terms of the Plan. The terms of the Plan are incorporated into this Agreement by this reference. Notwithstanding anything in this Agreement to the contrary, to the extent the closing of the Company’s initial public offering does not occur within five business days of the pricing date of such initial public offering, the Option shall terminate and this Agreement shall terminate and be void ab initio.

(b)	You must accept the terms of this Agreement within 10 business days after the Agreement is presented to you for review by returning a signed copy of this Agreement to the Company in accordance with such procedures as the Company may establish. You may not exercise any portion of the Option before you have accepted the terms of this Agreement. The Committee may unilaterally cancel and forfeit all or a portion of the Option if you do not timely accept the terms of this Agreement.

(c)	This Option is granted as a Nonstatutory Stock Option. Nothing in this Agreement or the Plan shall be construed as granting or designating an Incentive Stock Option for the purposes of Section 422 of the US Internal Revenue Code, and no such designation is made or intended.

2.	Exercise of Option.

(a)	Right to Exercise. The Option will be exercisable in accordance with the terms provided in the table above, and all the rest of the terms of this Agreement. The Option, to the extent exercisable, may be exercised in whole or in part. No Shares will be issued upon the exercise of the Option unless the issuance and exercise comply with all Applicable Laws. Subject to Applicable Law, for income tax purposes, Shares will be considered transferred to you on the date you properly exercise the Option. Until you have properly exercised the Option and Shares have been delivered, you will not have any rights as a Stockholder for those Shares.

(b)	Method of Exercise and Payment. You may exercise the Option by delivering an exercise notice in a form approved by the Company (the “Exercise Notice”). The Exercise Notice must state your election to exercise the Option, the number of Shares that are being purchased, and any other representations and agreements that may be required by the Company. Together with the Exercise Notice, you must tender payment of the aggregate Exercise Price for all Shares exercised and all applicable withholding and other taxes. The Option will be deemed to be exercised upon receipt by the Company of a fully executed Exercise Notice and payment of the aggregate Exercise Price and all applicable withholding and other taxes.

3.	Method of Payment. If you elect to exercise the Option, you must pay the aggregate Exercise Price, as well as any applicable withholding or other taxes, in accordance with any of the payment methods set forth in Section 6.4 of the Plan (or any successor sections).

4.	Restrictions on Exercise.

(a)	You may not exercise the Option if the issuance of Shares upon exercise or the method of payment for those Shares would constitute a violation of any Applicable Law or Company policy.

(b)	Any issuance of Shares under the Option may be effected on a non-certificated basis, to the extent not prohibited by Applicable Law.

(c)	If a certificate for Shares is delivered to you under the Option, the certificate may bear the following or a similar legend as determined by the Company:

The ownership and transferability of this certificate and the shares of stock represented hereby are subject to the terms (including forfeiture) of the Plan and an option award agreement entered into between the registered owner and DPC Holdings Limited. Copies of such plan and agreement are on file in the executive offices of DPC Holdings Limited.

In addition, any stock certificates for Shares will be subject to any stop-transfer orders and other restrictions as the Company may deem advisable under Applicable Law, and the Company may cause a legend or legends to be placed on any certificates to make appropriate reference to these restrictions. Unless otherwise determined by the Board, any Shares acquired in respect of the Option will be subject to the lock-up restrictions as set forth in Section 10.19 of the Plan (and any successor terms).

5.	Transferability.

(a)	You may not transfer the Option in any manner other than by will or by the laws of descent and distribution and the Option may be exercised during your lifetime only by you. Any purported transfer, assignment, charge, or other dealing with the Option (other than exercise in accordance with this Agreement or transmission by operation of law on your death) shall be void and shall cause the Option to lapse immediately.

(b)	The transfer of this Option to your personal representatives by operation of law on your death, and the exercise of this Option by your personal representatives shall not constitute a transfer for the purposes of this section 5 and shall not cause the Option to lapse.

6.	Term of Option. You may not exercise the Option after it expires and you may only exercise the Option in accordance with this Agreement.

7.	Taxes. Regardless of any action the Company may take that is related to any or all income tax, payroll tax, or other tax-related withholding under the Plan (“Tax-Related Items”), the ultimate liability for all Tax-Related Items owed by you is and will remain your responsibility. The Company (a) makes no representations or undertakings regarding the treatment of any Tax-Related Items and (b) does not commit to structure the terms of the Award to reduce or eliminate your liability for Tax-Related Items. You will be required to meet any applicable tax withholding obligation in accordance with the tax withholding terms of Section 10.5 of the Plan (and any successor terms). This Option is not subject to Section 409A of the US Internal Revenue Code. References in the Plan to Section 409A shall not apply to this Option. You are responsible for satisfying any Tax-Related Items arising in connection with this Option in accordance with section 7 of this Agreement, and you are advised to seek independent tax advice in relation to the Irish and any other applicable tax consequences of holding and exercising this Option.

8.	Adjustment. Upon any event described in Section 4.2 of the Plan (or any successor section) occurring after the Grant Date, the adjustment terms of that section will apply to the Option.

9.	Bound by Plan and Committee Decisions. By accepting the Option, you acknowledge that you have received a copy of the Plan and have had an opportunity to review the Plan, and you agree to be bound by all of the terms of the Plan. If there is any conflict between this Agreement and the Plan, the Plan will control. The authority to manage and control the operation and administration of this Agreement and the Plan is vested in the Committee subject to the Articles. The Committee has all powers under this Agreement that it has under the Plan. Any interpretation of this Agreement or the Plan by the Committee and any decision made by the Committee related to the Agreement or the Plan will be final and binding on all Persons.

10.	Regulatory and Other Limitations. Notwithstanding anything else in this Agreement, the Committee may impose conditions, restrictions, and limitations on the issuance of Shares under the Option unless and until the Committee determines that the issuance complies with (a) all registration requirements under the Securities Act, (b) all listing requirements of any securities exchange or similar entity on which the Shares are listed, (c) all Company policies and administrative rules, (d) the Articles, and (e) all Applicable Laws.

11.	Miscellaneous

(a)	Notices. Any notice that may be required or permitted under this Agreement must be in writing and may be delivered personally, by intraoffice mail, or by electronic mail or via a postal service (postage prepaid) to the electronic mail or postal address and directed to the person as the receiving party may designate in writing.

(b)	Waiver. The waiver by any party to this Agreement of a breach of any term of the Agreement will not operate or be construed as a waiver of any other or subsequent breach.

(c)	Entire Agreement. This Agreement and the Plan constitute the entire agreement between you and the Company for the Option. Any prior agreement, commitment, or negotiation related to the Option is superseded.

(d)	Binding Effect; Successors. The obligations and rights of the Company under this Agreement will be binding upon and inure to the benefit of the Company and any successor corporation or organization resulting from the merger, consolidation, sale, or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. Your obligations and rights under this Agreement will be binding upon and inure to your benefit and the benefit of your beneficiaries, executors, administrators, heirs, and successors.

(e)	Governing Law; Jurisdiction; Waiver of Jury Trial. You acknowledge and expressly agree to the governing law terms of Section 10.8 of the Plan (and any successor terms) and the jurisdiction and waiver of jury trial terms of Section 10.9 of the Plan (and any successor terms).

(f)	Amendment. This Agreement may be amended at any time by the Committee, except that no amendment may, without your consent, materially impair your rights under the Option.

(g)	Severability. The invalidity or unenforceability of any term of the Plan or this Agreement will not affect the validity or enforceability of any other term of the Plan or this Agreement, and each other term of the Plan and this Agreement will be severable and enforceable to the extent permitted by Applicable Law.

(h)	No Rights to Service; No Impact on Other Benefits. Nothing in this Agreement will be construed as giving you any right to be retained in any position with the Company or its Affiliates. Nothing in this Agreement will interfere with or restrict the rights of the Company or its Affiliates—which are expressly reserved—to remove, terminate, or discharge you at any time for any reason whatsoever or for no reason, subject to the Company’s certificate of incorporation, bylaws, and other similar governing documents and Applicable Law. Any value under the Option is not part of your normal or expected compensation for purposes of calculating any severance, retirement, welfare, insurance, or similar employee benefit. The grant of the Option does not create any right to receive any future awards.

(i)	Further Assurances. You must, upon request of the Company, do all acts and execute, deliver, and perform all additional documents, instruments, and agreements that may be reasonably required by the Company to implement this Agreement.

(j)	Clawback. All awards, amounts, and benefits received or outstanding under the Plan will be subject to clawback, cancellation, recoupment, rescission, payback, reduction, or other similar action in accordance with the terms of any Company clawback or similar policy or any Applicable Law related to such actions, as may be in effect from time to time. You acknowledge and consent to the Company’s application, implementation, and enforcement of any applicable Company clawback or similar policy that may apply to you, whether adopted before or after the Grant Date (including the clawback terms contained in Section 10.20 of the Plan as of the Grant Date (and any successor terms)), and any term of Applicable Law relating to clawback, cancellation, recoupment, rescission, payback, or reduction of compensation, and the Company may take such actions as may be necessary to effectuate any such policy or Applicable Law, without further consideration or action.

(k)	Electronic Delivery and Acceptance. The Company may deliver any documents related to current or future participation in the Plan by electronic means. You consent to receive those documents by electronic delivery and to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.

12.	Your Representations. You represent to the Company that you have read and fully understand this Agreement and the Plan and that your decision to participate in the Plan is completely voluntary. You also acknowledge that you are relying solely on your own advisors regarding the tax consequences of the Option.

By signing below, you are agreeing that your electronic signature is the legal equivalent of a manual signature on this Agreement and you are agreeing to all of the terms of this Agreement, as of the Grant Date.

Participant Signature:

By:

Option Award Agreement
DPC Holdings Limited 2026 Equity Incentive Plan

DPC Holdings Limited, a registered private company incorporated in Jersey (the “Company”), grants to the Participant named below (“you”) a Nonstatutory Stock Option to purchase the number of Shares set forth below (the “Option”), under this Option Award Agreement (“Agreement”).

Governing Plan:	DPC Holdings Limited 2026 Equity Incentive Plan (the “Plan”)
Defined Terms:	As set forth in the Plan, unless otherwise defined in this Agreement
Participant:	[Name]
Type of Option:	Nonstatutory Stock Option
Grant Date:	[Date]
Number of Shares Purchasable:	[____]
Exercise Price per Share:	20%	$[100% of IPO Price] (“Tranche A”)
	20%	$[110% of IPO Price] (“Tranche B”)
	20%	$[121% of IPO Price] (“Tranche C”)
	20%	$[133.1% of IPO Price] (“Tranche D”)
	20%	$[146.4% of IPO Price] (“Tranche E”)
Original Expiration Date:	The earlier of (i) 10 years from the Grant Date or (ii) 90 days after the date of Separation from Service other than upon death, Disability or for Cause (as defined in Annex A).
Vesting Schedule:

The Option will become vested and exercisable according to the schedule below until the Option is 100% vested. The unvested portion of the Option will not be exercisable on or after the Participant’s Separation from Service.

Tranche A: First anniversary of Grant Date

Tranche B: Second anniversary of Grant Date

Tranche C: Third anniversary of Grant Date

Tranche D: Fourth anniversary of Grant Date

Tranche E: Fifth anniversary of Grant Date

*   Any resultant fractional Options will not become exercisable and will instead be subject to the next applicable date.

Exercise after Separation from Service:

Separation from Service for any reason other than Disability, death, or Cause: any unexercisable portion of the Option expires immediately and any exercisable portion remains exercisable for 90 days after your Separation from Service for any reason other than Disability, death, or Cause; provided, however, that any such exercisable portion of the Option shall not be exercisable beyond the Original Expiration Date.

Separation from Service due to Disability or death: any unexercisable portion of the Option expires immediately and any exercisable portion remains exercisable for one year after your Separation from Service due to your Disability or death; provided, however, that in the event of your Separation from Service, in the event of your death during such exercise period, the portion of the Option that remained exercisable at your death will remain exercisable for a period of one year from the date of your death, but in any event, the Options will not be exercisable beyond the Original Expiration Date.

Separation from Service for Cause: the entire Option, including any exercisable and unexercisable portion, expires immediately upon your Separation from Service for Cause.

Notwithstanding anything else in this Agreement, the Option may not be exercised after its expiration as set forth above.

Option Terms

1.	Grant of Option.

(a)	The Option is subject to the terms of the Plan. The terms of the Plan are incorporated into this Agreement by this reference. Notwithstanding anything in this Agreement to the contrary, to the extent the closing of the Company’s initial public offering does not occur within five business days of the pricing date of such initial public offering, the Option shall terminate and this Agreement shall terminate and be void ab initio.

(b)	You must accept the terms of this Agreement within 10 business days after the Agreement is presented to you for review by returning a signed copy of this Agreement to the Company in accordance with such procedures as the Company may establish. You may not exercise any portion of the Option before you have accepted the terms of this Agreement. The Committee may unilaterally cancel and forfeit all or a portion of the Option if you do not timely accept the terms of this Agreement.

(c)	This Option is granted as a Nonstatutory Stock Option. Nothing in this Agreement or the Plan shall be construed as granting or designating an Incentive Stock Option for the purposes of Section 422 of the US Internal Revenue Code, and no such designation is made or intended.

2.	Exercise of Option.

(a)	Right to Exercise. The Option will be exercisable in accordance with the terms provided in the table above, and all the rest of the terms of this Agreement. The Option, to the extent exercisable, may be exercised in whole or in part. No Shares will be issued upon the exercise of the Option unless the issuance and exercise comply with all Applicable Laws. Subject to Applicable Law, for income tax purposes, Shares will be considered transferred to you on the date you properly exercise the Option. Until you have properly exercised the Option and Shares have been delivered, you will not have any rights as a Stockholder for those Shares.

(b)	Method of Exercise and Payment. You may exercise the Option by delivering an exercise notice in a form approved by the Company (the “Exercise Notice”). The Exercise Notice must state your election to exercise the Option, the number of Shares that are being purchased, and any other representations and agreements that may be required by the Company. Together with the Exercise Notice, you must tender payment of the aggregate Exercise Price for all Shares exercised and all applicable withholding and other taxes. The Option will be deemed to be exercised upon receipt by the Company of a fully executed Exercise Notice and payment of the aggregate Exercise Price and all applicable withholding and other taxes.

3.	Method of Payment. If you elect to exercise the Option, you must pay the aggregate Exercise Price, as well as any applicable withholding or other taxes, in accordance with any of the payment methods set forth in Section 6.4 of the Plan (or any successor sections).

4.	Restrictions on Exercise.

(a)	You may not exercise the Option if the issuance of Shares upon exercise or the method of payment for those Shares would constitute a violation of any Applicable Law or Company policy.

(b)	Any issuance of Shares under the Option may be effected on a non-certificated basis, to the extent not prohibited by Applicable Law.

(c)	If a certificate for Shares is delivered to you under the Option, the certificate may bear the following or a similar legend as determined by the Company:

The ownership and transferability of this certificate and the shares of stock represented hereby are subject to the terms (including forfeiture) of the Plan and an option award agreement entered into between the registered owner and DPC Holdings Limited. Copies of such plan and agreement are on file in the executive offices of DPC Holdings Limited.

In addition, any stock certificates for Shares will be subject to any stop-transfer orders and other restrictions as the Company may deem advisable under Applicable Law, and the Company may cause a legend or legends to be placed on any certificates to make appropriate reference to these restrictions. Unless otherwise determined by the Board, any Shares acquired in respect of the Option will be subject to the lock-up restrictions as set forth in Section 10.19 of the Plan (and any successor terms).

5.	Transferability.

(a)	You may not transfer the Option in any manner other than by will or by the laws of descent and distribution and the Option may be exercised during your lifetime only by you. Any purported transfer, assignment, charge, or other dealing with the Option (other than exercise in accordance with this Agreement, or transmission by operation of law on your death) shall be void and shall cause the Option to lapse immediately.

(b)	The transfer of this Option to your personal representatives by operation of law on your death, and the exercise of this Option by your personal representatives shall not constitute a transfer for the purposes of this section 5 and shall not cause the Option to lapse.

6.	Term of Option. You may not exercise the Option after it expires and you may only exercise the Option in accordance with this Agreement.

7.	Taxes.

(a)	Regardless of any action the Company may take that is related to any or all income tax, National Insurance Contributions, or other tax-related withholding under the Plan (“Tax-Related Items”), the ultimate liability for all Tax-Related Items owed by you is and will remain your responsibility and you are advised to seek independent tax advice in relation to the UK and any other applicable tax consequences of holding and exercising this Option.

(b)	The Company (a) makes no representations or undertakings regarding the treatment of any Tax-Related Items and (b) does not commit to structure the terms of the Award to reduce or eliminate your liability for Tax-Related Items.

(c)	The Option is not subject to Section 409A of the US Internal Revenue Code. References in the Plan to Section 409A shall not apply to this Option.

8.	Adjustment. Upon any event described in Section 4.2 of the Plan (or any successor section) occurring after the Grant Date, the adjustment terms of that section will apply to the Option.

9.	Bound by Plan and Committee Decisions. By accepting the Option, you acknowledge that you have received a copy of the Plan and have had an opportunity to review the Plan, and you agree to be bound by all of the terms of the Plan. If there is any conflict between this Agreement and the Plan, the Plan will control. The authority to manage and control the operation and administration of this Agreement and the Plan is vested in the Committee subject to the Articles. The Committee has all powers under this Agreement that it has under the Plan. Any interpretation of this Agreement or the Plan by the Committee and any decision made by the Committee related to the Agreement or the Plan will be final and binding on all Persons.

10.	Regulatory and Other Limitations. Notwithstanding anything else in this Agreement, the Committee may impose conditions, restrictions, and limitations on the issuance of Shares under the Option unless and until the Committee determines that the issuance complies with (a) all registration requirements under the Securities Act, (b) all listing requirements of any securities exchange or similar entity on which the Shares are listed, (c) all Company policies and administrative rules, (d) the Articles, and (e) all Applicable Laws.

11.	Miscellaneous

(a)	Notices. Any notice that may be required or permitted under this Agreement must be in writing and may be delivered personally, by intraoffice mail, or by electronic mail or via a postal service (postage prepaid) to the electronic mail or postal address and directed to the person as the receiving party may designate in writing.

(b)	Waiver. The waiver by any party to this Agreement of a breach of any term of the Agreement will not operate or be construed as a waiver of any other or subsequent breach.

(c)	Entire Agreement. This Agreement and the Plan constitute the entire agreement between you and the Company for the Option. Any prior agreement, commitment, or negotiation related to the Option is superseded.

(d)	Binding Effect; Successors. The obligations and rights of the Company under this Agreement will be binding upon and inure to the benefit of the Company and any successor corporation or organization resulting from the merger, consolidation, sale, or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. Your obligations and rights under this Agreement will be binding upon and inure to your benefit and the benefit of your beneficiaries, executors, administrators, heirs, and successors.

(e)	Governing Law; Jurisdiction; Waiver of Jury Trial. You acknowledge and expressly agree to the governing law terms of Section 10.8 of the Plan (and any successor terms) and the jurisdiction and waiver of jury trial terms of Section 10.9 of the Plan (and any successor terms).

(f)	Amendment. This Agreement may be amended at any time by the Committee, except that no amendment may, without your consent, materially impair your rights under the Option.

(g)	Severability. The invalidity or unenforceability of any term of the Plan or this Agreement will not affect the validity or enforceability of any other term of the Plan or this Agreement, and each other term of the Plan and this Agreement will be severable and enforceable to the extent permitted by Applicable Law.

(h)	No Rights to Service; No Impact on Other Benefits. Nothing in this Agreement will be construed as giving you any right to be retained in any position with the Company or its Affiliates. Nothing in this Agreement will interfere with or restrict the rights of the Company or its Affiliates—which are expressly reserved—to remove, terminate, or discharge you at any time for any reason whatsoever or for no reason, subject to the Company’s certificate of incorporation, bylaws, and other similar governing documents and Applicable Law. The grant of the Option does not create any right to receive any future awards or benefits in lieu of awards, and participation in the Plan is entirely discretionary. All determinations with respect to future grants will be at the sole discretion of the Committee.

(i)	Further Assurances. You must, upon request of the Company, do all acts and execute, deliver, and perform all additional documents, instruments, and agreements that may be reasonably required by the Company to implement this Agreement.

(j)	Clawback. All awards, amounts, and benefits received or outstanding under the Plan will be subject to clawback, cancellation, recoupment, rescission, payback, reduction, or other similar action in accordance with the terms of any Company clawback or similar policy or any Applicable Law related to such actions, as may be in effect from time to time. You acknowledge and consent to the Company’s application, implementation, and enforcement of any applicable Company clawback or similar policy that may apply to you, whether adopted before or after the Grant Date (including the clawback terms contained in Section 10.20 of the Plan as of the Grant Date (and any successor terms)), and any term of Applicable Law relating to clawback, cancellation, recoupment, rescission, payback, or reduction of compensation, and the Company may take such actions as may be necessary to effectuate any such policy or Applicable Law, without further consideration or action.

(k)	Electronic Delivery and Acceptance. The Company may deliver any documents related to current or future participation in the Plan by electronic means. You consent to receive those documents by electronic delivery and to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.

(l)	Data Protection. The Company will collect, use, store, share and transfer Personal Data about you (“Data”) as necessary to facilitate the implementation, administration and management of the Plan. The Company may collect and receive Data about you directly and/or from an Affiliate of the Company. Full details about what Data the Company collects, how the Company collects and receives, uses, stores, shares, transfers and protects that Data and the lawful basis that the Company relies on to do so under any applicable laws and regulations relating to the use or processing of personal Data, in each case, to the extent in force, and as such are updated, amended or replaced from time to time, are set out in the Company’s privacy notice (“Privacy Notice”). The Privacy Notice is available at upon request from the Company. You confirm that you have read and understood the Privacy Notice and acknowledges that the Company may collect, use, store, share and transfer your Data in accordance with the Privacy Notice.

12.	Your Representations. You represent to the Company that you have read and fully understand this Agreement and the Plan and that your decision to participate in the Plan is completely voluntary. You also acknowledge that you are relying solely on your own advisors regarding the tax consequences of the Option.

By signing below, you are agreeing that your electronic signature is the legal equivalent of a manual signature on this Agreement and you are agreeing to all of the terms of this Agreement, as of the Grant Date.

Participant Signature:

By:

Option Award Agreement
DPC Holdings Limited 2026 Equity Incentive Plan

DPC Holdings Limited, a registered private company incorporated in Jersey (the “Company”), grants to the Participant named below (“you”) a Nonstatutory Stock Option to purchase the number of Shares set forth below (the “Option”), under this Option Award Agreement (“Agreement”).

Governing Plan:	DPC Holdings Limited 2026 Equity Incentive Plan (the “Plan”)
Defined Terms:	As set forth in the Plan, unless otherwise defined in this Agreement
Participant:	[Name]
[Type of Option:	Nonstatutory Stock Option
Grant Date:	[Date]
Number of Shares Purchasable:	[___]
Exercise Price per Share:	$ [IPO Price]
Original Expiration Date:	The earlier of (i) 10 years from the Grant Date or (ii) 90 days after the date of Separation from Service other than upon death, Disability or for Cause (as defined in Annex A).
Vesting Schedule:	The Option will become vested immediately following grant.
Exercise after Separation from Service:

Separation from Service for any reason other than Disability, death, or Cause: The Option will remain exercisable for 90 days after your Separation from Service for any reason other than Disability, death, or Cause; provided, however, that the Option shall not be exercisable beyond the Original Expiration Date.

Separation from Service due to Disability or death: The Option will remain exercisable for one year after your Separation from Service due to your Disability or death; provided, however, that in the event of your Separation from Service, in the event of your death during such exercise period, the Option will remain exercisable for a period of one year from the date of your death, but in any event, the Option will not be exercisable beyond the Original Expiration Date.

Separation from Service for Cause: The Option will expire immediately upon your Separation from Service for Cause.

Notwithstanding anything else in this Agreement, the Option may not be exercised after its expiration as set forth above.

Option Terms

1.	Grant of Option.

(a)	The Option is subject to the terms of the Plan. The terms of the Plan are incorporated into this Agreement by this reference. Notwithstanding anything in this Agreement to the contrary, to the extent the closing of the Company’s initial public offering does not occur within five business days of the pricing date of such initial public offering, the Option shall terminate and this Agreement shall terminate and be void ab initio.

(b)	You must accept the terms of this Agreement within 10 business days after the Agreement is presented to you for review by returning a signed copy of this Agreement to the Company in accordance with such procedures as the Company may establish. You may not exercise any portion of the Option before you have accepted the terms of this Agreement. The Committee may unilaterally cancel and forfeit all or a portion of the Option if you do not timely accept the terms of this Agreement.

(c)	If designated above as an Incentive Stock Option, the Option is intended to qualify as an Incentive Stock Option. To the extent the Option fails to meet the requirements of an Incentive Stock Option or is not designated as an Incentive Stock Option, the Option will be a Nonstatutory Stock Option.

2.	Exercise of Option.

(a)	Right to Exercise. The Option will be exercisable in accordance with the terms provided in the table above, and all the rest of the terms of this Agreement. The Option, to the extent exercisable, may be exercised in whole or in part. No Shares will be issued upon the exercise of the Option unless the issuance and exercise comply with all Applicable Laws. Subject to Applicable Law, for income tax purposes, Shares will be considered transferred to you on the date you properly exercise the Option. Until you have properly exercised the Option and Shares have been delivered, you will not have any rights as a Stockholder for those Shares.

(b)	Method of Exercise and Payment. You may exercise the Option by delivering an exercise notice in a form approved by the Company (the “Exercise Notice”). The Exercise Notice must state your election to exercise the Option, the number of Shares that are being purchased, and any other representations and agreements that may be required by the Company. Together with the Exercise Notice, you must tender payment of the aggregate Exercise Price for all Shares exercised and all applicable withholding and other taxes. The Option will be deemed to be exercised upon receipt by the Company of a fully executed Exercise Notice and payment of the aggregate Exercise Price and all applicable withholding and other taxes.

3.	Method of Payment. If you elect to exercise the Option, you must pay the aggregate Exercise Price, as well as any applicable withholding or other taxes, in accordance with any of the payment methods set forth in Section 6.4 of the Plan (or any successor sections).

4.	Restrictions on Exercise.

(a)	You may not exercise the Option if the issuance of Shares upon exercise or the method of payment for those Shares would constitute a violation of any Applicable Law or Company policy.

(b)	Any issuance of Shares under the Option may be effected on a non-certificated basis, to the extent not prohibited by Applicable Law.

(c)	If a certificate for Shares is delivered to you under the Option, the certificate may bear the following or a similar legend as determined by the Company:

The ownership and transferability of this certificate and the shares of stock represented hereby are subject to the terms (including forfeiture) of the Plan and an option award agreement entered into between the registered owner and DPC Holdings Limited. Copies of such plan and agreement are on file in the executive offices of DPC Holdings Limited.

In addition, any stock certificates for Shares will be subject to any stop-transfer orders and other restrictions as the Company may deem advisable under Applicable Law, and the Company may cause a legend or legends to be placed on any certificates to make appropriate reference to these restrictions. Unless otherwise determined by the Board, any Shares acquired in respect of the Option will be subject to the lock-up restrictions as set forth in Section 10.19 of the Plan (and any successor terms).

5.	Transferability. You may not transfer the Option in any manner other than by will or by the laws of descent and distribution and the Option may be exercised during your lifetime only by you.

6.	Term of Option. You may not exercise the Option after it expires and you may only exercise the Option in accordance with this Agreement.

7.	Taxes. Regardless of any action the Company may take that is related to any or all income tax, payroll tax, or other tax-related withholding under the Plan (“Tax-Related Items”), the ultimate liability for all Tax-Related Items owed by you is and will remain your responsibility. The Company (a) makes no representations or undertakings regarding the treatment of any Tax-Related Items and (b) does not commit to structure the terms of the Award to reduce or eliminate your liability for Tax-Related Items. You will be required to meet any applicable tax withholding obligation in accordance with the tax withholding terms of Section 10.5 of the Plan (and any successor terms). The Option is intended to be exempt from Section 409A, and this Agreement will be administered and interpreted consistently with that intent and with the terms of Section 10.16 of the Plan (and any successor terms). If you make any disposition of Shares delivered under an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), you must notify the Company of that disposition within 10 days.

8.	Adjustment. Upon any event described in Section 4.2 of the Plan (or any successor section) occurring after the Grant Date, the adjustment terms of that section will apply to the Option.

9.	Bound by Plan and Committee Decisions. By accepting the Option, you acknowledge that you have received a copy of the Plan and have had an opportunity to review the Plan, and you agree to be bound by all of the terms of the Plan. If there is any conflict between this Agreement and the Plan, the Plan will control. The authority to manage and control the operation and administration of this Agreement and the Plan is vested in the Committee subject to the Articles. The Committee has all powers under this Agreement that it has under the Plan. Any interpretation of this Agreement or the Plan by the Committee and any decision made by the Committee related to the Agreement or the Plan will be final and binding on all Persons.

10.	Regulatory and Other Limitations. Notwithstanding anything else in this Agreement, the Committee may impose conditions, restrictions, and limitations on the issuance of Shares under the Option unless and until the Committee determines that the issuance complies with (a) all registration requirements under the Securities Act, (b) all listing requirements of any securities exchange or similar entity on which the Shares are listed, (c) all Company policies and administrative rules, (d) the Articles, and (e) all Applicable Laws.

11.	Miscellaneous

(a)	Notices. Any notice that may be required or permitted under this Agreement must be in writing and may be delivered personally, by intraoffice mail, or by electronic mail or via a postal service (postage prepaid) to the electronic mail or postal address and directed to the person as the receiving party may designate in writing.

(b)	Waiver. The waiver by any party to this Agreement of a breach of any term of the Agreement will not operate or be construed as a waiver of any other or subsequent breach.

(c)	Entire Agreement. This Agreement and the Plan constitute the entire agreement between you and the Company for the Option. Any prior agreement, commitment, or negotiation related to the Option is superseded.

(d)	Binding Effect; Successors. The obligations and rights of the Company under this Agreement will be binding upon and inure to the benefit of the Company and any successor corporation or organization resulting from the merger, consolidation, sale, or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. Your obligations and rights under this Agreement will be binding upon and inure to your benefit and the benefit of your beneficiaries, executors, administrators, heirs, and successors.

(e)	Governing Law; Jurisdiction; Waiver of Jury Trial. You acknowledge and expressly agree to the governing law terms of Section 10.8 of the Plan (and any successor terms) and the jurisdiction and waiver of jury trial terms of Section 10.9 of the Plan (and any successor terms).

(f)	Amendment. This Agreement may be amended at any time by the Committee, except that no amendment may, without your consent, materially impair your rights under the Option.

(g)	Severability. The invalidity or unenforceability of any term of the Plan or this Agreement will not affect the validity or enforceability of any other term of the Plan or this Agreement, and each other term of the Plan and this Agreement will be severable and enforceable to the extent permitted by Applicable Law.

(h)	No Rights to Service; No Impact on Other Benefits. Nothing in this Agreement will be construed as giving you any right to be retained in any position with the Company or its Affiliates. Nothing in this Agreement will interfere with or restrict the rights of the Company or its Affiliates—which are expressly reserved—to remove, terminate, or discharge you at any time for any reason whatsoever or for no reason, subject to the Company’s certificate of incorporation, bylaws, and other similar governing documents and Applicable Law. Any value under the Option is not part of your normal or expected compensation for purposes of calculating any severance, retirement, welfare, insurance, or similar employee benefit. The grant of the Option does not create any right to receive any future awards.

(i)	Further Assurances. You must, upon request of the Company, do all acts and execute, deliver, and perform all additional documents, instruments, and agreements that may be reasonably required by the Company to implement this Agreement.

(j)	Clawback. All awards, amounts, and benefits received or outstanding under the Plan will be subject to clawback, cancellation, recoupment, rescission, payback, reduction, or other similar action in accordance with any Applicable Law or stock exchange listing requirement, in each case, related to such actions, as may be in effect from time to time.

(k)	Electronic Delivery and Acceptance. The Company may deliver any documents related to current or future participation in the Plan by electronic means. You consent to receive those documents by electronic delivery and to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.

12.	Your Representations. You represent to the Company that you have read and fully understand this Agreement and the Plan and that your decision to participate in the Plan is completely voluntary. You also acknowledge that you are relying solely on your own advisors regarding the tax consequences of the Option.

By signing below, you are agreeing that your electronic signature is the legal equivalent of a manual signature on this Agreement and you are agreeing to all of the terms of this Agreement, as of the Grant Date.

Participant Signature:

By:

Option Award Agreement
DPC Holdings Limited 2026 Equity Incentive Plan

DPC Holdings Limited, a registered private company incorporated in Jersey (the “Company”), grants to the Participant named below (“you”) Nonstatutory Stock Option to purchase the number of Shares set forth below (the “Option”), under this Option Award Agreement (“Agreement”).

Governing Plan:	DPC Holdings Limited 2026 Equity Incentive Plan (the “Plan”) and the UK Sub-Plan to the Plan (the “UK Sub-Plan”)
Defined Terms:	As set forth in the Plan, unless otherwise defined in this Agreement
Participant:	[Name]
[Type of Option:	Nonstatutory Stock Option
Grant Date:	[Date]
Number of Shares Purchasable:	[___]
Exercise Price per Share:	$ [IPO Price]
Original Expiration Date:	The earlier of (i) 10 years from the Grant Date or (ii) 90 days after the date of Separation from Service other than upon death, Disability or for Cause (as defined in Annex A).
Vesting Schedule:	The Option will become vested immediately following grant.
Exercise after Separation from Service:

Separation from Service for any reason other than Disability, death, or Cause: The Option will remain exercisable for 90 days after your Separation from Service for any reason other than Disability, death, or Cause; provided, however, that the Option shall not be exercisable beyond the Original Expiration Date.

Separation from Service due to Disability or death: The Option will remain exercisable for one year after your Separation from Service due to your Disability or death; provided, however, that in the event of your Separation from Service, in the event of your death during such exercise period, the Option will remain exercisable for a period of one year from the date of your death, but in any event, the Option will not be exercisable beyond the Original Expiration Date.

Separation from Service for Cause: The Option will expire immediately upon your Separation from Service for Cause.

Notwithstanding anything else in this Agreement, the Option may not be exercised after its expiration as set forth above.

Option Terms

1.	Grant of Option.

(a)	The Option is subject to the terms of the Plan. The terms of the Plan are incorporated into this Agreement by this reference. Notwithstanding anything in this Agreement to the contrary, to the extent the closing of the Company’s initial public offering does not occur within five business days of the pricing date of such initial public offering, the Option shall terminate and this Agreement shall terminate and be void ab initio.

(b)	You must accept the terms of this Agreement within 10 business days after the Agreement is presented to you for review by returning a signed copy of this Agreement to the Company in accordance with such procedures as the Company may establish. You may not exercise any portion of the Option before you have accepted the terms of this Agreement. The Committee may unilaterally cancel and forfeit all or a portion of the Option if you do not timely accept the terms of this Agreement.

(c)	This Option is granted as a Nonstatutory Stock Option. Nothing in this Agreement or the Plan shall be construed as granting or designating an Incentive Stock Option for the purposes of Section 422 of the US Internal Revenue Code, and no such designation is made or intended.

2.	Exercise of Option.

(a)	Right to Exercise. The Option will be exercisable in accordance with the terms provided in the table above, and all the rest of the terms of this Agreement. The Option, to the extent exercisable, may be exercised in whole or in part. No Shares will be issued upon the exercise of the Option unless the issuance and exercise comply with all Applicable Laws. Subject to Applicable Law, for income tax purposes, Shares will be considered transferred to you on the date you properly exercise the Option. Until you have properly exercised the Option and Shares have been delivered, you will not have any rights as a Stockholder for those Shares.

(b)	Method of Exercise and Payment. You may exercise the Option by delivering an exercise notice in a form approved by the Company (the “Exercise Notice”). The Exercise Notice must state your election to exercise the Option, the number of Shares that are being purchased, and any other representations and agreements that may be required by the Company. Together with the Exercise Notice, you must tender payment of the aggregate Exercise Price for all Shares exercised and all applicable withholding and other taxes. The Option will be deemed to be exercised upon receipt by the Company of a fully executed Exercise Notice and payment of the aggregate Exercise Price and all applicable withholding and other taxes.

3.	Method of Payment. If you elect to exercise the Option, you must pay the aggregate Exercise Price, as well as any applicable withholding or other taxes, in accordance with any of the payment methods set forth in Section 6.4 of the Plan (or any successor sections).

4.	Restrictions on Exercise.

(a)	You may not exercise the Option if the issuance of Shares upon exercise or the method of payment for those Shares would constitute a violation of any Applicable Law or Company policy.

(b)	Any issuance of Shares under the Option may be effected on a non-certificated basis, to the extent not prohibited by Applicable Law.

(c)	If a certificate for Shares is delivered to you under the Option, the certificate may bear the following or a similar legend as determined by the Company:

The ownership and transferability of this certificate and the shares of stock represented hereby are subject to the terms (including forfeiture) of the Plan and an option award agreement entered into between the registered owner and DPC Holdings Limited. Copies of such plan and agreement are on file in the executive offices of DPC Holdings Limited.

In addition, any stock certificates for Shares will be subject to any stop-transfer orders and other restrictions as the Company may deem advisable under Applicable Law, and the Company may cause a legend or legends to be placed on any certificates to make appropriate reference to these restrictions. Unless otherwise determined by the Board, any Shares acquired in respect of the Option will be subject to the lock-up restrictions as set forth in Section 10.19 of the Plan (and any successor terms).

5.	Transferability.

(a)	You may not transfer the Option in any manner other than by will or by the laws of descent and distribution and the Option may be exercised during your lifetime only by you. Any purported transfer, assignment, charge, or other dealing with the Option (other than exercise in accordance with this Agreement, or transmission by operation of law on your death) shall be void and shall cause the Option to lapse immediately, in accordance with paragraph 3.6 of the UK Sub-Plan.

(b)	The transfer of this Option to your personal representatives by operation of law on your death, and the exercise of this Option by your personal representatives shall not constitute a transfer for the purposes of this section 5 and shall not cause the Option to lapse.

6.	Term of Option. You may not exercise the Option after it expires and you may only exercise the Option in accordance with this Agreement.

7.	Taxes. Regardless of any action the Company may take that is related to any or all income tax, payroll tax, or other tax-related withholding under the Plan (“Tax-Related Items”), the ultimate liability for all Tax-Related Items owed by you is and will remain your responsibility. The Company (a) makes no representations or undertakings regarding the treatment of any Tax-Related Items and (b) does not commit to structure the terms of the Award to reduce or eliminate your liability for Tax-Related Items. You will be required to meet any applicable tax withholding obligation in accordance with the tax withholding terms of Section 10.5 of the Plan (and any successor terms). This Option is not subject to Section 409A of the US Internal Revenue Code. References in the Plan to Section 409A shall not apply to this Option. You are responsible for satisfying any Tax-Related Items arising in connection with this Option in accordance with Paragraph 5 of the UK Sub-Plan and section 7 of this Agreement, and you are advised to seek independent tax advice in relation to the UK and any other applicable tax consequences of holding and exercising this Option.

8.	Adjustment. Upon any event described in Section 4.2 of the Plan (or any successor section) occurring after the Grant Date, the adjustment terms of that section will apply to the Option.

9.	Bound by Plan and Committee Decisions. By accepting the Option, you acknowledge that you have received a copy of the Plan and have had an opportunity to review the Plan, and you agree to be bound by all of the terms of the Plan. If there is any conflict between this Agreement and the Plan, the Plan will control. The authority to manage and control the operation and administration of this Agreement and the Plan is vested in the Committee subject to the Articles. The Committee has all powers under this Agreement that it has under the Plan. Any interpretation of this Agreement or the Plan by the Committee and any decision made by the Committee related to the Agreement or the Plan will be final and binding on all Persons.

10.	Regulatory and Other Limitations. Notwithstanding anything else in this Agreement, the Committee may impose conditions, restrictions, and limitations on the issuance of Shares under the Option unless and until the Committee determines that the issuance complies with (a) all registration requirements under the Securities Act, (b) all listing requirements of any securities exchange or similar entity on which the Shares are listed, (c) all Company policies and administrative rules, (d) the Articles, and (e) all Applicable Laws.

11.	Miscellaneous

(a)	Notices. Any notice that may be required or permitted under this Agreement must be in writing and may be delivered personally, by intraoffice mail, or by electronic mail or via a postal service (postage prepaid) to the electronic mail or postal address and directed to the person as the receiving party may designate in writing.

(b)	Waiver. The waiver by any party to this Agreement of a breach of any term of the Agreement will not operate or be construed as a waiver of any other or subsequent breach.

(c)	Entire Agreement. This Agreement and the Plan constitute the entire agreement between you and the Company for the Option. Any prior agreement, commitment, or negotiation related to the Option is superseded.

(d)	Binding Effect; Successors. The obligations and rights of the Company under this Agreement will be binding upon and inure to the benefit of the Company and any successor corporation or organization resulting from the merger, consolidation, sale, or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. Your obligations and rights under this Agreement will be binding upon and inure to your benefit and the benefit of your beneficiaries, executors, administrators, heirs, and successors.

(e)	Governing Law; Jurisdiction; Waiver of Jury Trial. You acknowledge and expressly agree to the governing law terms of Section 10.8 of the Plan (and any successor terms) and the jurisdiction and waiver of jury trial terms of Section 10.9 of the Plan (and any successor terms).

(f)	Amendment. This Agreement may be amended at any time by the Committee, except that no amendment may, without your consent, materially impair your rights under the Option.

(g)	Severability. The invalidity or unenforceability of any term of the Plan or this Agreement will not affect the validity or enforceability of any other term of the Plan or this Agreement, and each other term of the Plan and this Agreement will be severable and enforceable to the extent permitted by Applicable Law.

(h)	No Rights to Service; No Impact on Other Benefits. Nothing in this Agreement will be construed as giving you any right to be retained in any position with the Company or its Affiliates. Nothing in this Agreement will interfere with or restrict the rights of the Company or its Affiliates—which are expressly reserved—to remove, terminate, or discharge you at any time for any reason whatsoever or for no reason, subject to the Company’s certificate of incorporation, bylaws, and other similar governing documents and Applicable Law. Any value under the Option is not part of your normal or expected compensation for purposes of calculating any severance, retirement, welfare, insurance, or similar employee benefit. The grant of the Option does not create any right to receive any future awards.

(i)	Further Assurances. You must, upon request of the Company, do all acts and execute, deliver, and perform all additional documents, instruments, and agreements that may be reasonably required by the Company to implement this Agreement.

(j)	Clawback. All awards, amounts, and benefits received or outstanding under the Plan will be subject to clawback, cancellation, recoupment, rescission, payback, reduction, or other similar action in accordance with any Applicable Law or stock exchange listing requirement, in each case, related to such actions, as may be in effect from time to time.

(k)	Electronic Delivery and Acceptance. The Company may deliver any documents related to current or future participation in the Plan by electronic means. You consent to receive those documents by electronic delivery and to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.

12.	Your Representations. You represent to the Company that you have read and fully understand this Agreement and the Plan and that your decision to participate in the Plan is completely voluntary. You also acknowledge that you are relying solely on your own advisors regarding the tax consequences of the Option.

By signing below, you are agreeing that your electronic signature is the legal equivalent of a manual signature on this Agreement and you are agreeing to all of the terms of this Agreement, as of the Grant Date.

Participant Signature:

By:

Option Award Agreement
DPC Holdings Limited 2026 Equity Incentive Plan

DPC Holdings Limited, a registered private company incorporated in Jersey (the “Company”), grants to the Participant named below (“you”) a Nonstatutory Stock Option to purchase the number of Shares set forth below (the “Option”), under this Option Award Agreement (“Agreement”).

Governing Plan:	DPC Holdings Limited 2026 Equity Incentive Plan (the “Plan”)
Defined Terms:	As set forth in the Plan, unless otherwise defined in this Agreement
Participant:	[Name]
Type of Option:	Nonstatutory Stock Option
Grant Date:	[Date]
Number of Shares Purchasable:	[____]
Exercise Price per Share:	$ [IPO Price]
Original Expiration Date:	The earlier of (i) 10 years from the Grant Date or (ii) 90 days after the date of Separation from Service other than upon death, Disability or for Cause (as defined in Annex A).
Vesting Schedule:	The Option will become vested immediately following grant.
Exercise after Separation from Service:

Separation from Service for any reason other than Disability, death, or Cause: The Option will remain exercisable for 90 days after your Separation from Service for any reason other than Disability, death, or Cause; provided, however, that the Option shall not be exercisable beyond the Original Expiration Date.

Separation from Service due to Disability or death: The Option will remain exercisable for one year after your Separation from Service due to your Disability or death; provided, however, that in the event of your Separation from Service, in the event of your death during such exercise period, the Option will remain exercisable for a period of one year from the date of your death, but in any event, the Option will not be exercisable beyond the Original Expiration Date.

Separation from Service for Cause: The Option will expire immediately upon your Separation from Service for Cause.

Notwithstanding anything else in this Agreement, the Option may not be exercised after its expiration as set forth above.

Option Terms

1.	Grant of Option.

(a)	The Option is subject to the terms of the Plan. The terms of the Plan are incorporated into this Agreement by this reference. Notwithstanding anything in this Agreement to the contrary, to the extent the closing of the Company’s initial public offering does not occur within five business days of the pricing date of such initial public offering, the Option shall terminate and this Agreement shall terminate and be void ab initio.

(b)	You must accept the terms of this Agreement within 10 business days after the Agreement is presented to you for review by returning a signed copy of this Agreement to the Company in accordance with such procedures as the Company may establish. You may not exercise any portion of the Option before you have accepted the terms of this Agreement. The Committee may unilaterally cancel and forfeit all or a portion of the Option if you do not timely accept the terms of this Agreement.

(c)	This Option is granted as a Nonstatutory Stock Option. Nothing in this Agreement or the Plan shall be construed as granting or designating an Incentive Stock Option for the purposes of Section 422 of the US Internal Revenue Code, and no such designation is made or intended.

2.	Exercise of Option.

(a)	Right to Exercise. The Option will be exercisable in accordance with the terms provided in the table above, and all the rest of the terms of this Agreement. The Option, to the extent exercisable, may be exercised in whole or in part. No Shares will be issued upon the exercise of the Option unless the issuance and exercise comply with all Applicable Laws. Subject to Applicable Law, for income tax purposes, Shares will be considered transferred to you on the date you properly exercise the Option. Until you have properly exercised the Option and Shares have been delivered, you will not have any rights as a Stockholder for those Shares.

(b)	Method of Exercise and Payment. You may exercise the Option by delivering an exercise notice in a form approved by the Company (the “Exercise Notice”). The Exercise Notice must state your election to exercise the Option, the number of Shares that are being purchased, and any other representations and agreements that may be required by the Company. Together with the Exercise Notice, you must tender payment of the aggregate Exercise Price for all Shares exercised and all applicable withholding and other taxes. The Option will be deemed to be exercised upon receipt by the Company of a fully executed Exercise Notice and payment of the aggregate Exercise Price and all applicable withholding and other taxes.

3.	Method of Payment. If you elect to exercise the Option, you must pay the aggregate Exercise Price, as well as any applicable withholding or other taxes, in accordance with any of the payment methods set forth in Section 6.4 of the Plan (or any successor sections).

4.	Restrictions on Exercise.

(a)	You may not exercise the Option if the issuance of Shares upon exercise or the method of payment for those Shares would constitute a violation of any Applicable Law or Company policy.

(b)	Any issuance of Shares under the Option may be effected on a non-certificated basis, to the extent not prohibited by Applicable Law.

(c)	If a certificate for Shares is delivered to you under the Option, the certificate may bear the following or a similar legend as determined by the Company:

The ownership and transferability of this certificate and the shares of stock represented hereby are subject to the terms (including forfeiture) of the Plan and an option award agreement entered into between the registered owner and DPC Holdings Limited. Copies of such plan and agreement are on file in the executive offices of DPC Holdings Limited.

In addition, any stock certificates for Shares will be subject to any stop-transfer orders and other restrictions as the Company may deem advisable under Applicable Law, and the Company may cause a legend or legends to be placed on any certificates to make appropriate reference to these restrictions. Unless otherwise determined by the Board, any Shares acquired in respect of the Option will be subject to the lock-up restrictions as set forth in Section 10.19 of the Plan (and any successor terms).

5.	Transferability.

(a)	You may not transfer the Option in any manner other than by will or by the laws of descent and distribution and the Option may be exercised during your lifetime only by you. Any purported transfer, assignment, charge, or other dealing with the Option (other than exercise in accordance with this Agreement, or transmission by operation of law on your death) shall be void and shall cause the Option to lapse immediately.

(b)	The transfer of this Option to your personal representatives by operation of law on your death, and the exercise of this Option by your personal representatives shall not constitute a transfer for the purposes of this section 5 and shall not cause the Option to lapse.

6.	Term of Option. You may not exercise the Option after it expires and you may only exercise the Option in accordance with this Agreement.

7.	Taxes.

(a)	Regardless of any action the Company may take that is related to any or all income tax, National Insurance Contributions, or other tax-related withholding under the Plan (“Tax-Related Items”), the ultimate liability for all Tax-Related Items owed by you is and will remain your responsibility and you are advised to seek independent tax advice in relation to the UK and any other applicable tax consequences of holding and exercising this Option.

(b)	The Company (a) makes no representations or undertakings regarding the treatment of any Tax-Related Items and (b) does not commit to structure the terms of the Award to reduce or eliminate your liability for Tax-Related Items.

(c)	The Option is not subject to Section 409A of the US Internal Revenue Code. References in the Plan to Section 409A shall not apply to this Option.

(d)	You shall be accountable for any income tax and, subject to the following provisions, National Insurance Contribution liability which is chargeable on any assessable income deriving from the exercise of, or other dealing in, the Option. In respect of such assessable income, you shall indemnify the Company and (at the direction of the Company) any Affiliate which is or may be treated as your employer for tax purposes in respect of the following:

(i)	any income tax liability which falls to be paid to HMRC by the Company (or the relevant employing Affiliate for tax purposes) under the PAYE system as it applies to income tax under UK Income Tax (Earnings and Pensions) Act 2003 (“ITEPA”) and the PAYE regulations referred to in it; and

(ii)	any National Insurance Contribution liability which falls to be paid to HMRC by the Company (or the relevant employing Subsidiary) under the PAYE system as it applies for national insurance purposes under the Social Security Contributions and Benefits Act 1992 and regulations referred to in it, such national insurance liability being the aggregate of:

(A)	all the employee’s primary Class 1 National Insurance Contributions; and

(B)	where lawful, all the employer’s secondary Class 1 National Insurance Contributions.

(together, the “Tax Liabilities”)

(e)	Pursuant to the indemnity referred to in Section 7(d), you shall make such arrangements as the Company requires to meet the cost of the Tax Liabilities, including at the direction of the Company any of the following:

(i)	making a cash payment of an appropriate amount to the relevant company whether by cheque, banker’s draft or deduction from salary in time to enable the company to remit such amount to HMRC before the 14th day following the end of the month in which the event giving rise to the Tax Liabilities occurred; or

(ii)	appointing the Company as agent and/or attorney for the sale of sufficient Shares acquired pursuant to the exercise of the Option to cover the Tax Liabilities and authorising the payment to the relevant company of the appropriate amount (including all reasonable fees, commissions and expenses incurred by the relevant company in relation to such sale) out of the net proceeds of sale of the Shares; or

(iii)	entering into an election whereby the employer’s liability for secondary Class 1 National Insurance Contributions is transferred to you on terms set out in the election.

(f)	Where the Shares to be acquired on exercise of an Option are considered to be “restricted securities” for the purposes of the UK tax legislation (such determination to be at the sole discretion of the Company), it is a condition of exercise that you, if so directed by the Company, enter into a joint election with the Company or, if different, the relevant employing Affiliate pursuant to section 431 of ITEPA, electing that the market value of the Shares to be acquired on the exercise of the Option be calculated as if the Shares were not “restricted securities”.

8.	Adjustment. Upon any event described in Section 4.2 of the Plan (or any successor section) occurring after the Grant Date, the adjustment terms of that section will apply to the Option.

9.	Bound by Plan and Committee Decisions. By accepting the Option, you acknowledge that you have received a copy of the Plan and have had an opportunity to review the Plan, and you agree to be bound by all of the terms of the Plan. If there is any conflict between this Agreement and the Plan, the Plan will control. The authority to manage and control the operation and administration of this Agreement and the Plan is vested in the Committee subject to the Articles. The Committee has all powers under this Agreement that it has under the Plan. Any interpretation of this Agreement or the Plan by the Committee and any decision made by the Committee related to the Agreement or the Plan will be final and binding on all Persons.

10.	Regulatory and Other Limitations. Notwithstanding anything else in this Agreement, the Committee may impose conditions, restrictions, and limitations on the issuance of Shares under the Option unless and until the Committee determines that the issuance complies with (a) all registration requirements under the Securities Act, (b) all listing requirements of any securities exchange or similar entity on which the Shares are listed, (c) all Company policies and administrative rules, (d) the Articles, and (e) all Applicable Laws.

11.	Miscellaneous

(a)	Notices. Any notice that may be required or permitted under this Agreement must be in writing and may be delivered personally, by intraoffice mail, or by electronic mail or via a postal service (postage prepaid) to the electronic mail or postal address and directed to the person as the receiving party may designate in writing.

(b)	Waiver. The waiver by any party to this Agreement of a breach of any term of the Agreement will not operate or be construed as a waiver of any other or subsequent breach.

(c)	Entire Agreement. This Agreement and the Plan constitute the entire agreement between you and the Company for the Option. Any prior agreement, commitment, or negotiation related to the Option is superseded.

(d)	Binding Effect; Successors. The obligations and rights of the Company under this Agreement will be binding upon and inure to the benefit of the Company and any successor corporation or organization resulting from the merger, consolidation, sale, or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. Your obligations and rights under this Agreement will be binding upon and inure to your benefit and the benefit of your beneficiaries, executors, administrators, heirs, and successors.

(e)	Governing Law; Jurisdiction; Waiver of Jury Trial. You acknowledge and expressly agree to the governing law terms of Section 10.8 of the Plan (and any successor terms) and the jurisdiction and waiver of jury trial terms of Section 10.9 of the Plan (and any successor terms).

(f)	Amendment. This Agreement may be amended at any time by the Committee, except that no amendment may, without your consent, materially impair your rights under the Option.

(g)	Severability. The invalidity or unenforceability of any term of the Plan or this Agreement will not affect the validity or enforceability of any other term of the Plan or this Agreement, and each other term of the Plan and this Agreement will be severable and enforceable to the extent permitted by Applicable Law.

(h)	No Rights to Service; No Impact on Other Benefits. Nothing in this Agreement will be construed as giving you any right to be retained in any position with the Company or its Affiliates. Nothing in this Agreement will interfere with or restrict the rights of the Company or its Affiliates—which are expressly reserved—to remove, terminate, or discharge you at any time for any reason whatsoever or for no reason, subject to the Company’s certificate of incorporation, bylaws, and other similar governing documents and Applicable Law. The grant of the Option does not create any right to receive any future awards or benefits in lieu of awards, and participation in the Plan is entirely discretionary. All determinations with respect to future grants will be at the sole discretion of the Committee.

(i)	Further Assurances. You must, upon request of the Company, do all acts and execute, deliver, and perform all additional documents, instruments, and agreements that may be reasonably required by the Company to implement this Agreement.

(j)	Clawback. All awards, amounts, and benefits received or outstanding under the Plan will be subject to clawback, cancellation, recoupment, rescission, payback, reduction, or other similar action in accordance with any Applicable Law or stock exchange listing requirement, in each case, related to such actions, as may be in effect from time to time.

(k)	Electronic Delivery and Acceptance. The Company may deliver any documents related to current or future participation in the Plan by electronic means. You consent to receive those documents by electronic delivery and to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.

(l)	Data Protection. The Company will collect, use, store, share and transfer Personal Data about you (“Data”) as necessary to facilitate the implementation, administration and management of the Plan. The Company may collect and receive Data about you directly and/or from an Affiliate of the Company. Full details about what Data the Company collects, how the Company collects and receives, uses, stores, shares, transfers and protects that Data and the lawful basis that the Company relies on to do so under any applicable laws and regulations relating to the use or processing of personal Data, in each case, to the extent in force, and as such are updated, amended or replaced from time to time, are set out in the Company’s privacy notice (“Privacy Notice”). The Privacy Notice is available at upon request from the Company. You confirm that you have read and understood the Privacy Notice and acknowledges that the Company may collect, use, store, share and transfer your Data in accordance with the Privacy Notice.

12.	Your Representations. You represent to the Company that you have read and fully understand this Agreement and the Plan and that your decision to participate in the Plan is completely voluntary. You also acknowledge that you are relying solely on your own advisors regarding the tax consequences of the Option.

By signing below, you are agreeing that your electronic signature is the legal equivalent of a manual signature on this Agreement and you are agreeing to all of the terms of this Agreement, as of the Grant Date.

Participant Signature:

By:

Option Award Agreement
DPC Holdings Limited 2026 Equity Incentive Plan

DPC Holdings Limited, a registered private company incorporated in Jersey (the “Company”), grants to the Participant named below (“you”) a Nonstatutory Stock Option to purchase the number of Shares set forth below (the “Option”), under this Option Award Agreement (“Agreement”).

Governing Plan:	DPC Holdings Limited 2026 Equity Incentive Plan (the “Plan”)
Defined Terms:	As set forth in the Plan, unless otherwise defined in this Agreement
Participant:	[Name]
[Type of Option:	Nonstatutory Stock Option
Grant Date:	[Date]
Number of Shares Purchasable:	[___]
Exercise Price per Share:	$ [IPO Price]
Original Expiration Date:	The earlier of (i) 7 years from the Grant Date or (ii) 90 days after the date of Separation from Service other than upon death, Disability or for Cause (as defined in Annex A).
Vesting Schedule:	The Option will become vested immediately following grant.
Exercise after Separation from Service:

Separation from Service for any reason other than Disability, death, or Cause: The Option will remain exercisable for 90 days after your Separation from Service for any reason other than Disability, death, or Cause; provided, however, that the Option shall not be exercisable beyond the Original Expiration Date.

Separation from Service due to Disability or death: The Option will remain exercisable for one year after your Separation from Service due to your Disability or death; provided, however, that in the event of your Separation from Service, in the event of your death during such exercise period, the Option will remain exercisable for a period of one year from the date of your death, but in any event, the Option will not be exercisable beyond the Original Expiration Date.

Separation from Service for Cause: The Option will expire immediately upon your Separation from Service for Cause.

Notwithstanding anything else in this Agreement, the Option may not be exercised after its expiration as set forth above.

Option Terms

1.	Grant of Option.

(a)	The Option is subject to the terms of the Plan. The terms of the Plan are incorporated into this Agreement by this reference. Notwithstanding anything in this Agreement to the contrary, to the extent the closing of the Company’s initial public offering does not occur within five business days of the pricing date of such initial public offering, the Option shall terminate and this Agreement shall terminate and be void ab initio.

(b)	You must accept the terms of this Agreement within 10 business days after the Agreement is presented to you for review by returning a signed copy of this Agreement to the Company in accordance with such procedures as the Company may establish. You may not exercise any portion of the Option before you have accepted the terms of this Agreement. The Committee may unilaterally cancel and forfeit all or a portion of the Option if you do not timely accept the terms of this Agreement.

(c)	This Option is granted as a Nonstatutory Stock Option. Nothing in this Agreement or the Plan shall be construed as granting or designating an Incentive Stock Option for the purposes of Section 422 of the US Internal Revenue Code, and no such designation is made or intended.

2.	Exercise of Option.

(a)	Right to Exercise. The Option will be exercisable in accordance with the terms provided in the table above, and all the rest of the terms of this Agreement. The Option, to the extent exercisable, may be exercised in whole or in part. No Shares will be issued upon the exercise of the Option unless the issuance and exercise comply with all Applicable Laws. Subject to Applicable Law, for income tax purposes, Shares will be considered transferred to you on the date you properly exercise the Option. Until you have properly exercised the Option and Shares have been delivered, you will not have any rights as a Stockholder for those Shares.

(b)	Method of Exercise and Payment. You may exercise the Option by delivering an exercise notice in a form approved by the Company (the “Exercise Notice”). The Exercise Notice must state your election to exercise the Option, the number of Shares that are being purchased, and any other representations and agreements that may be required by the Company. Together with the Exercise Notice, you must tender payment of the aggregate Exercise Price for all Shares exercised and all applicable withholding and other taxes. The Option will be deemed to be exercised upon receipt by the Company of a fully executed Exercise Notice and payment of the aggregate Exercise Price and all applicable withholding and other taxes.

3.	Method of Payment. If you elect to exercise the Option, you must pay the aggregate Exercise Price, as well as any applicable withholding or other taxes, in accordance with any of the payment methods set forth in Section 6.4 of the Plan (or any successor sections).

4.	Restrictions on Exercise.

(a)	You may not exercise the Option if the issuance of Shares upon exercise or the method of payment for those Shares would constitute a violation of any Applicable Law or Company policy.

(b)	Any issuance of Shares under the Option may be effected on a non-certificated basis, to the extent not prohibited by Applicable Law.

(c)	If a certificate for Shares is delivered to you under the Option, the certificate may bear the following or a similar legend as determined by the Company:

The ownership and transferability of this certificate and the shares of stock represented hereby are subject to the terms (including forfeiture) of the Plan and an option award agreement entered into between the registered owner and DPC Holdings Limited. Copies of such plan and agreement are on file in the executive offices of DPC Holdings Limited.

In addition, any stock certificates for Shares will be subject to any stop-transfer orders and other restrictions as the Company may deem advisable under Applicable Law, and the Company may cause a legend or legends to be placed on any certificates to make appropriate reference to these restrictions. Unless otherwise determined by the Board, any Shares acquired in respect of the Option will be subject to the lock-up restrictions as set forth in Section 10.19 of the Plan (and any successor terms).

5.	Transferability.

(a)	You may not transfer the Option in any manner other than by will or by the laws of descent and distribution and the Option may be exercised during your lifetime only by you. Any purported transfer, assignment, charge, or other dealing with the Option (other than exercise in accordance with this Agreement or transmission by operation of law on your death) shall be void and shall cause the Option to lapse immediately.

(b)	The transfer of this Option to your personal representatives by operation of law on your death, and the exercise of this Option by your personal representatives shall not constitute a transfer for the purposes of this section 5 and shall not cause the Option to lapse.

6.	Term of Option. You may not exercise the Option after it expires and you may only exercise the Option in accordance with this Agreement.

7.	Taxes. Regardless of any action the Company may take that is related to any or all income tax, payroll tax, or other tax-related withholding under the Plan (“Tax-Related Items”), the ultimate liability for all Tax-Related Items owed by you is and will remain your responsibility. The Company (a) makes no representations or undertakings regarding the treatment of any Tax-Related Items and (b) does not commit to structure the terms of the Award to reduce or eliminate your liability for Tax-Related Items. You will be required to meet any applicable tax withholding obligation in accordance with the tax withholding terms of Section 10.5 of the Plan (and any successor terms). This Option is not subject to Section 409A of the US Internal Revenue Code. References in the Plan to Section 409A shall not apply to this Option. You are responsible for satisfying any Tax-Related Items arising in connection with this Option in accordance with section 7 of this Agreement, and you are advised to seek independent tax advice in relation to the Irish and any other applicable tax consequences of holding and exercising this Option.

8.	Adjustment. Upon any event described in Section 4.2 of the Plan (or any successor section) occurring after the Grant Date, the adjustment terms of that section will apply to the Option.

9.	Bound by Plan and Committee Decisions. By accepting the Option, you acknowledge that you have received a copy of the Plan and have had an opportunity to review the Plan, and you agree to be bound by all of the terms of the Plan. If there is any conflict between this Agreement and the Plan, the Plan will control. The authority to manage and control the operation and administration of this Agreement and the Plan is vested in the Committee subject to the Articles. The Committee has all powers under this Agreement that it has under the Plan. Any interpretation of this Agreement or the Plan by the Committee and any decision made by the Committee related to the Agreement or the Plan will be final and binding on all Persons.

10.	Regulatory and Other Limitations. Notwithstanding anything else in this Agreement, the Committee may impose conditions, restrictions, and limitations on the issuance of Shares under the Option unless and until the Committee determines that the issuance complies with (a) all registration requirements under the Securities Act, (b) all listing requirements of any securities exchange or similar entity on which the Shares are listed, (c) all Company policies and administrative rules, (d) the Articles, and (e) all Applicable Laws.

11.	Miscellaneous

(a)	Notices. Any notice that may be required or permitted under this Agreement must be in writing and may be delivered personally, by intraoffice mail, or by electronic mail or via a postal service (postage prepaid) to the electronic mail or postal address and directed to the person as the receiving party may designate in writing.

(b)	Waiver. The waiver by any party to this Agreement of a breach of any term of the Agreement will not operate or be construed as a waiver of any other or subsequent breach.

(c)	Entire Agreement. This Agreement and the Plan constitute the entire agreement between you and the Company for the Option. Any prior agreement, commitment, or negotiation related to the Option is superseded.

(d)	Binding Effect; Successors. The obligations and rights of the Company under this Agreement will be binding upon and inure to the benefit of the Company and any successor corporation or organization resulting from the merger, consolidation, sale, or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. Your obligations and rights under this Agreement will be binding upon and inure to your benefit and the benefit of your beneficiaries, executors, administrators, heirs, and successors.

(e)	Governing Law; Jurisdiction; Waiver of Jury Trial. You acknowledge and expressly agree to the governing law terms of Section 10.8 of the Plan (and any successor terms) and the jurisdiction and waiver of jury trial terms of Section 10.9 of the Plan (and any successor terms).

(f)	Amendment. This Agreement may be amended at any time by the Committee, except that no amendment may, without your consent, materially impair your rights under the Option.

(g)	Severability. The invalidity or unenforceability of any term of the Plan or this Agreement will not affect the validity or enforceability of any other term of the Plan or this Agreement, and each other term of the Plan and this Agreement will be severable and enforceable to the extent permitted by Applicable Law.

(h)	No Rights to Service; No Impact on Other Benefits. Nothing in this Agreement will be construed as giving you any right to be retained in any position with the Company or its Affiliates. Nothing in this Agreement will interfere with or restrict the rights of the Company or its Affiliates—which are expressly reserved—to remove, terminate, or discharge you at any time for any reason whatsoever or for no reason, subject to the Company’s certificate of incorporation, bylaws, and other similar governing documents and Applicable Law. Any value under the Option is not part of your normal or expected compensation for purposes of calculating any severance, retirement, welfare, insurance, or similar employee benefit. The grant of the Option does not create any right to receive any future awards.

(i)	Further Assurances. You must, upon request of the Company, do all acts and execute, deliver, and perform all additional documents, instruments, and agreements that may be reasonably required by the Company to implement this Agreement.

(j)	Clawback. All awards, amounts, and benefits received or outstanding under the Plan will be subject to clawback, cancellation, recoupment, rescission, payback, reduction, or other similar action in accordance with any Applicable Law or stock exchange listing requirement, in each case, related to such actions, as may be in effect from time to time.

(k)	Electronic Delivery and Acceptance. The Company may deliver any documents related to current or future participation in the Plan by electronic means. You consent to receive those documents by electronic delivery and to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.

12.	Your Representations. You represent to the Company that you have read and fully understand this Agreement and the Plan and that your decision to participate in the Plan is completely voluntary. You also acknowledge that you are relying solely on your own advisors regarding the tax consequences of the Option.

By signing below, you are agreeing that your electronic signature is the legal equivalent of a manual signature on this Agreement and you are agreeing to all of the terms of this Agreement, as of the Grant Date.

Participant Signature:

By: